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                                 SILICON VALLEY BANK


                             LOAN AND SECURITY AGREEMENT


BORROWER:             Advanced Power Technology, Inc.
ADDRESS:              405 S.W. Columbia Street
                      Bend, Oregon 97702

DATE:                 September 6, 1995


       THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3000 Lakeside Drive, Santa Clara, California 95054-2895 and the borrower named above (the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1.     LOANS.

       1.1 LOANS. Silicon will make loans to the Borrower (the "Loans") in amounts determined by Silicon up to the amounts (the "Credit Limits") shown on the Schedule to this Agreement (the "Schedule"), the terms of which are incorporated into this Agreement. The Borrower is responsible for monitoring the total amount of Loans and other Obligations outstanding from time to time, and the Borrower shall not permit that amount, at any time, to exceed the Credit Limit. If at any time the total of all outstanding Loans and all other Obligations exceeds the Credit Limits, the Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand.

       1.2    INTEREST; REQUEST TO DEBIT ACCOUNTS.   All Loans and all other
monetary Obligations shall bear interest at the rate shown on the Schedule hereto. Interest shall be payable monthly, on the due date shown on the monthly billing from Silicon to the Borrower. The Borrower hereby requests and authorizes Silicon to debit any of the Borrower's accounts with Silicon, including without limitation account no. _______________, for payments of interest and principal due on the Loans and all other obligations owing by the Borrower to Silicon. Silicon shall promptly notify the Borrower of all debits which Silicon makes against the Borrower's accounts. Any such debit against the Borrower's accounts shall in no way be deemed a setoff by Silicon.

       1.3 FEES. The Borrower shall pay to Silicon the commitment fees in the amounts shown on the Schedule hereto concurrently herewith. These fees are in addition to all interest and other sums payable to Silicon and are not refundable.


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2.     GRANT OF SECURITY INTEREST.

       2.1 OBLIGATIONS. The term "Obligations" as used in this Agreement means the following: the obligation to pay all Loans and all interest thereon when due, and to pay and perform when due all other present and future indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of the Borrower to Silicon, whether joint or several, monetary or non-monetary, and whether created pursuant to this Agreement or any other present or future agreement or otherwise. Silicon may, in its discretion, require that the Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans.

       2.2 COLLATERAL. As security for all Obligations, the Borrower hereby grants Silicon a continuing security interest in all of the Borrower's assets, including but not limited to all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): (a) all accounts; (b) all chattel paper; (c) all documents; (d) all instruments; (e) all inventory; (f) all equipment, except such equipment that is or will be sold to and leased back from Financing for Science, Inc.; (g) all goods; (h) all fixtures (except as provided below in this Section 2.2); (i) all general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trademark applications, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, copyright applications, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (j) all books and records, whether stored on computers or otherwise maintained; (k) all of the Borrower's cash; and (l) all substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Notwithstanding anything to the contrary in this paragraph 2.2, Borrower does not grant to Silicon a security interest in any intellectual property consisting of any patents, patent applications or other forms of process technology or product designs, although Borrower does grant to Silicon a continuing security interest in proceeds of the sale of these assets. All terms used above in this Section 2.2 that are defined in the Oregon Uniform Commercial Code shall have the meaning given to such terms
in the Oregon Uniform Commercial Code.   Silicon's security interest in
equipment includes equipment of the Borrower that is attached to the real property occupied by the Borrower, but Silicon shall not have a security interest in any tenant improvements of Borrower that are part of the real property occupied by Borrower. The Borrower shall, at least every six months, provide a written Schedule to Silicon showing (i) all applications for the registration of any patent, trademark, or copyright with the U.S. Patent and Trademark Office, the U.S. Copyright Office, or any similar office or agency in any other country, state, or any political subdivision (the "Offices") filed by Borrower or any agent, employee, licensee or designee of Borrower, and (ii) all assignments of any patent, trademark, or copyright which Borrower has acquired from a third party with any one of the Offices.

3.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

       The Borrower represents and warrants to Silicon as follows, and the Borrower covenants that the following representations will continue to be true, and that the Borrower will comply with all of the following covenants:


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       3.1    CORPORATE EXISTENCE AND AUTHORITY.   The Borrower is and will
continue to be duly authorized, validly existing and in good standing under the laws of the state of Delaware. The Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on the Borrower. The execution, delivery and performance by the Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy law and equitable principles of law, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon the Borrower.

       3.2    NAME, TRADE NAMES AND STYLES.   The name of the Borrower set forth
in the heading to this Agreement is its correct name. Listed on the Schedule hereto are all prior names of the Borrower and all of the Borrower's present and prior trade names. The Borrower shall give Silicon 15 days' prior written notice before changing its name or doing business under any other name. The Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

       3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is the Borrower's chief executive office. In addition, the Borrower has places of business and Collateral is located only at the locations set forth on the Schedule to this Agreement. The Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or moving the Collateral to any other location.

       3.4 TITLE TO COLLATERAL; PERMITTED LIENS. The Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for general intangibles licensed to the Borrower and items of equipment which are leased by the Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the following ("Permitted Liens"): (i) purchase money security interests in specific items of equipment; (ii) licenses of general intangibles and leases of specific items of equipment, including without limitation the lease of equipment from Financing for Science, Inc.; (iii) liens for taxes not yet payable; (iv) additional security interests and liens consented to in writing by Silicon in its sole discretion; and (v) security interests being terminated substantially concurrently with this Agreement. Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on terms satisfactory to Silicon in its sole discretion, acknowledge that the holder's security interest is subordinate to the security interest in favor of Silicon, and that the Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.
Silicon now has, and will continue to have, a first priority, perfected and enforceable security interest in all of the Collateral. The Collateral shall not be subject to any other liens or security interests of any type except for the Permitted Liens. The Borrower will at all times defend Silicon and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.

       3.5 MAINTENANCE OF COLLATERAL. The Borrower will maintain the Collateral in good working condition, and the Borrower will not use the Collateral for any unlawful purpose. The Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.


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       3.6    DEPOSIT SWEEP.  The Borrower will enter into a written contract, in a form satisfactory to Silicon, with either U.S. Bank or First Interstate Bank of Oregon (individually the "Depository Bank" ) whereby all of Borrower's funds in its account with the Depository Bank are transferred to Silicon account
no.              on a daily basis.

       3.7 BOOKS AND RECORDS. The Borrower has maintained and will maintain at the Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

       3.8 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and shall be, prepared in conformity with generally accepted accounting principles and now and in the future shall completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and shall continue to be solvent. The Borrower shall provide Silicon: (a) within 30 days after the end of each month, a monthly financial statement (consisting of an income statement and a balance sheet) prepared by the Borrower; (b) within 15 days after the end of each month, an accounts receivable report and an accounts payable report in such form as Silicon shall reasonably specify; (c) within 15 days after the end of each month, a Borrowing Base Certificate in the form attached to this Agreement as Exhibit A, as Silicon may reasonably modify such Certificate from time to time, signed by the President or Chief Financial Officer of the Borrower; and (d) within 30 days after the end of each quarter of each fiscal year, a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the President or Chief Financial Officer of the Borrower, certifying that throughout such quarter the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule hereto and such other information as Silicon shall reasonably request. The Borrower shall provide Silicon, within 90 days following the end of the Borrower's fiscal year, complete CPA-audited financial statements with details on Borrower, such review being conducted by independent certified public accountants reasonably acceptable to Silicon.

       3.9 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. The Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and the Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by the Borrower. The Borrower may, however, defer payment of any contested taxes, provided that the Borrower (i) in good faith contests the Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted,
(ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. The Borrower is unaware of any claims or adjustments proposed for any of the Borrower's prior tax years which could result in additional taxes becoming due and payable by the Borrower. The Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and the Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of the Borrower, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.


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       3.10   COMPLIANCE WITH LAW.  The Borrower has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to the Borrower, including, but not limited to, those relating to the Borrower's ownership of real or personal property, conduct and licensing of the Borrower's business, and environmental matters.

       3.11 LITIGATION. Except as disclosed in the Schedule hereto, there is no claim, suit, litigation, proceeding or investigation pending or (to best of the Borrower's knowledge) threatened by or against or affecting the Borrower in any court or before any governmental agency (or any basis therefor known to the Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of the Borrower, or in any material impairment in the ability of the Borrower to carry on its business in substantially the same manner as it is now being conducted. The Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against the Borrower involving amounts in excess of $100,000.

       3.12 USE OF PROCEEDS. All proceeds of all Loans shall be used solely for lawful business purposes.

       3.13 NO PATENTS, TRADEMARKS OR COPYRIGHTS. The attached Schedule 3.13 shows the patents (including pending applications, if any), trademarks and copyrights with the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency of any state, of the United States of America or of any foreign jurisdiction that the Borrower owns. The Borrower has not granted a security interest in, assigned, or pledged any of the foregoing in any manner to secure any obligations of the Borrower.

       3.14 HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Silicon in writing, the Borrower represents and warrants that: (a) the Borrower has no knowledge of (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; (b) Except as set forth in Schedule 3.14, neither the Borrower nor any subtenant, contractor, agent or other user authorized by Borrower of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties owned or operated by the Borrower; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. The Borrower authorizes Silicon and its agents, upon 24 hours prior notice (which need not be in writing), to enter upon the properties to make such inspections and tests as Silicon may deem appropriate to determine compliance of the properties owned or operated by the Borrower with this section of the Agreement. Any inspections or tests made by Silicon shall be for Silicon's purposes only and shall not be construed to create any responsibility or liability on the part of Silicon to the Borrower or to any other person. The Borrower hereby (a) releases and waives any future claims against Silicon for indemnity or contribution in the event the Borrower becomes liable for


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cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Silicon against any and all claims, losses, liabilities, damages, penalties, and expenses which Silicon may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to the Borrower's ownership or interest in the properties, whether or not the same was or should have been known to the Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Silicon's acquisition of any interest in ny of the properties, whether by foreclosure or otherwise.

4.     ADDITIONAL DUTIES OF THE BORROWER.

       4.1 COVENANTS. The Borrower shall at all times comply with the covenants set forth in the Schedule to this Agreement.

       4.2 OVERADVANCE; PROCEEDS OF ACCOUNTS. If for any reason the total of any outstanding Loan and all other Obligations exceeds the applicable Credit Limit, without limiting Silicon's other remedies, and whether or not Silicon declares an Event of Default, the Borrower shall remit to Silicon all checks and other proceeds of the Borrower's accounts and other Collateral, in the same form as received by the Borrower, within one day after the Borrower's receipt of the same, to be applied to the Obligations in such order as Silicon shall determine in its discretion.

       4.3 INSURANCE. The Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require. All such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole and absolute discretion, except that, provided no Event of Default has occurred, Silicon shall release to the Borrower insurance proceeds with respect to equipment totalling less than $100,000, which shall be utilized by the Borrower for the replacement of the equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If the Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at the Borrower's expense. The Borrower shall promptly deliver to Silicon copies of all reports made to insurance companies.

       4.4 REPORT. The Borrower shall provide Silicon with such written reports with respect to the Borrower, as Silicon shall from time to time reasonably specify.

       4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books, records, ledgers, journals, or registers and the Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies and attorneys, and pursuant to any subpoena or other legal process. Borrower shall reimburse Silicon for up to $1,250.00 per audit for Silicon's out-of-pocket costs for semi-annual accounts receivable audits, and Silicon may debit the


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Borrower's deposit accounts with Silicon for the actual, reasonable out-of-pocket cost of such accounts receivable audits (up to the limit stated above), in which event Silicon shall send notification thereof to the Borrower. Notwithstanding the foregoing, during the continuation of an Event of Default all audits shall be at the Borrower's expense.

       4.6 NEGATIVE COVENANTS. Except as may be permitted in the Schedule hereto, the Borrower shall not, without Silicon's prior written consent, do any of the following: (i) merge or consolidate with another corporation, except that the Borrower may merge or consolidate with another corporation if the Borrower is the surviving corporation in the merger and the aggregate value of the assets acquired in the merger do not exceed 25% of Borrower's Tangible Net Worth (as defined herein) as of the end of the month prior to the effective date of the merger, and the assets of the corporation acquired in the merger are not subject to any liens or encumbrances, except Permitted Liens; (ii) acquire any assets outside the ordinary course of business for an aggregate purchase price exceeding 25% of Borrower's Tangible Net Worth (as defined herein) as of the end of the month prior to the effective date of the acquisition; (iii) enter into any other transaction outside the ordinary course of business (except as permitted by the other provisions of this Section); (iv) sell or transfer any Collateral, except for the sale of finished inventory in the ordinary course of the Borrower's business (which inventory shall be released from the security interest granted in Section 2.2 upon completion of such sales), and except for the sale of obsolete or unneeded equipment in the ordinary course of business;
(v) make any loans of any money or any other asset to any subsidiary or affiliate of Borrower; (vi) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on the Borrower or on the prospect of repayment of the Obligations; (vii) guarantee or otherwise become liable with respect to the obligations of another party or entity; (viii) pay or declare any dividends on the Borrower's stock (except for dividends payable solely in stock of the Borrower); (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Borrower's stock, except as the Borrower may decide in order to satisfy stock warrants granted to Silicon, Financing for Science International, Inc., Advanced Energy Industries, Inc., or Bridgewater Capital Corporation; (x) make any change in the Borrower's capital structure which has a material adverse effect on the Borrower or on the prospect of repayment of the Obligations; (xi) dissolve or elect to dissolve; (xii) pay bonuses or cash compensation to employees or officers for any fiscal year in excess of net after tax earnings for the fiscal year; or (xiii) pledge or otherwise encumber any patents, trademarks or other intellectual property of any type owned or controlled by Borrower. "Tangible Net Worth" means stockholders' equity plus debt that is subordinated to the Loans pursuant to a written subordination agreement satisfactory to Silicon and accrued interest thereon, less goodwill, patents, capitalized software costs, tradenames, trademarks, and all other assets which would be classified as intangible assets under generally accepted accounting principles. Transactions permitted by the foregoing provisions of this Section are only permitted if no Event of Default is pending at the time.

       4.7 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to the Borrower, the Borrower shall, without expense to Silicon, make available the Borrower and its officers, employees and agents and the Borrower's books and records to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

       4.8 VERIFICATION. Silicon may, from time to time, following prior notification to the Borrower, verify directly with the respective account debtors the validity, amount and other matters relating to the Borrower's accounts, by means of mail, telephone or otherwise, either in the name of the Borrower or Silicon or such other name as Silicon may reasonably choose, provided that no prior


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notification shall be required following an Event of Default.  Silicon shall not be required to obtain the Borrower's consent prior to any such verification of accounts, whether or not an Event of Default has occurred.

       4.9 EXECUTE ADDITIONAL DOCUMENTATION. The Borrower agrees, at its expense, on request by Silicon, to execute from time to time all documents in form satisfactory to Silicon, as Silicon may deem reasonably necessary or useful in order to perfect and maintain Silicon's perfected security interest in the Collateral, and in order to fully consummate all of the transactions contemplated by this Agreement.

5.     TERM.

       5.1 MATURITY DATE. This Agreement shall continue in effect until the payment in full of the Obligations, provided, however, that the Borrower shall repay the Loans in full, with all accrued but unpaid interest, not later than the "Maturity Date" for each such Loan set forth on the Schedule.

       5.2 EARLY TERMINATION. Subject to Section 5.3, this Agreement may be terminated, without penalty, prior to the latest Maturity Date for any Loan as follows: (i) by the Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately.

       5.3 PAYMENT OF OBLIGATIONS. On the due dates stated in the Schedule, or on any earlier effective date of termination, the Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are discretionary on the part of Silicon, Silicon may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve the Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations, Silicon shall promptly deliver to the Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate any of Silicon's security interests.

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6.     EVENTS OF DEFAULT AND REMEDIES.

       6.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and the Borrower shall give Silicon immediate written notice thereof: (a) any warranty, representation, statement, report or certificate made or delivered to Silicon by the Borrower or any of the Borrower's officers or employees, now or in the future, shall be untrue or misleading in any material respect; (b) the Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; (c) the total Loans and other Obligations outstanding at any time exceed the applicable Credit Limits; (d) the Borrower shall fail to comply with any of the covenants set forth in the Schedule to this Agreement or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; (e) the Borrower shall fail to pay or perform any other non-monetary Obligation, under this Agreement or any other agreement or document relating to any Loan; (f) any levy, assessment, attachment, seizure, lien or encumbrance is made on all or any part of the Collateral; (g) dissolution, termination of existence, insolvency or business failure of the Borrower, or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by the Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; (h) the commencement of any proceeding against the Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 30 days after the date commenced; (i) revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; (j) commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; (k) the Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations, unless such payment is permitted in the applicable subordination agreement, or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; (l) the Borrower shall generally not pay its debts as they become due; or the Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; (m) either the Borrower or any other party thereto shall breach any subordination agreement executed in connection with the Loan; (n) the sale or transfer of fifty percent or more of the outstanding shares of stock of the Borrower; (o) the Borrower shall fail to pay when due, or within any applicable grace periods, any amount due to Sundstrand Corporation or the Oregon Economic Development Commission that is secured by a lien on the Borrower's real property located in Deschutes County, Oregon, or any such creditor shall commence a foreclosure on such real property; or (p) the Borrower shall breach any of its obligations under the Deed of Trust, Assignment of Rents and Leases, and Security Agreement given by the Borrower to Silicon with respect to Borrower's real property located in Deschutes County, Oregon. If any of the foregoing defaults is curable and if Borrower has not been given more than one prior notice of default within the preceding twelve months, it may be cured (and no Event of Default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default cures the failure within thirty days. Silicon may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.

       6.2 REMEDIES. Upon the occurrence of any Event of Default and the expiration of any applicable cure period under Section 6.1, and at any time thereafter, Silicon, at its option, and without


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

notice or demand of any kind (all of which are hereby expressly waived by the Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to the Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose the Borrower hereby authorizes Silicon without judicial process to enter onto any of the Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any or all of the Collateral by Court process, the Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of and not dispose of any such Collateral until after trial or final judgment; (d) Require the Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and the Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Require the Borrower to deliver to Silicon, in kind, all checks and other payments received with respect to all accounts and other Collateral, together with any necessary endorsements, within one day after the date received by the Borrower; (f) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use the Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (g) Sell, lease or otherwise dispose of any of the Collateral in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at any one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on the Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve the Borrower of any liability the Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (h) Demand payment of, and collect any accounts and general intangibles comprising Collateral and, in connection therewith, the Borrower irrevocably authorizes Silicon to endorse or sign the Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to the Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's sole discretion, to grant extensions of time to pay, compromise claims and settle accounts and the like for less than face value; (i) Offset against any sums in any of the Borrower's general, special or other deposit accounts with
Silicon, including but not limited to account no.                    ; and (j)
Demand and receive possession of any of the Borrower's federal and state income tax and the books and records utilized in the preparation thereof or referring thereto. All reasonable fees of professionals (including attorneys' fees), expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the failure of


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

Borrower to cure any Event of Default, Silicon shall have the right to increase the interest rate applicable to the Obligations by an additional four percent per annum.

       6.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. The Borrower and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to the Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the Collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from the Borrower any and all information concerning the same. Silicon may employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

       6.4 POWER OF ATTORNEY. Upon the occurrence of any Event of Default, without limiting Silicon's other rights and remedies, the Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to the Borrower, and at the Borrower's expense, to do any or all of the following, in the Borrower's name or otherwise: (a) Execute on behalf of the Borrower any documents that Silicon may, in its sole and absolute discretion, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of the Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of the Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon's Collateral or in which Silicon has an interest; (c) Execute on behalf of the Borrower, any invoices relating to any account, any draft against any account debtor and any notice to any account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of the Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle accounts and general intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of the Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, the Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (k) Take any action or pay any sum required of the Borrower pursuant to this Agreement and any other present or future agreements. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate


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

applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of the Borrower.

       6.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to the Borrower or other persons legally entitled thereto; the Borrower shall remain liable to Silicon for any deficiency. If Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale or other disposition of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

       6.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the Oregon Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and the Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

7.     GENERAL PROVISIONS.

       7.1 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or the Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered to the Borrower or to Silicon, or at the expiration of two business days following the deposit thereof in the United States mail, with postage prepaid.

       7.2 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

       7.3 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between the Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY SILICON AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING,


Page 12 - LOAN AND SECURITY AGREEMENT

EXPRESS CONSIDERATION AND BE SIGNED BY SILICON TO BE ENFORCEABLE.

       7.4 WAIVERS. The failure of Silicon at any time or times to require the Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between the Borrower and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Agreement or any other agreement now or in the future executed by the Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an officer of Silicon and delivered to the Borrower. The Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, document or guaranty at any time held by Silicon on which the Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement.

       7.5    [INTENTIONALLY OMITTED].

       7.6 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by the Borrower and a duly authorized officer of Silicon.

       7.7 TIME OF ESSENCE. Time is of the essence in the performance by the Borrower of each and every obligation under this Agreement.

       7.8 ATTORNEYS' FEES AND COSTS. The Borrower shall reimburse Silicon for all reasonable attorneys' fees and fees of other professionals, and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of the Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral and otherwise represent Silicon in any litigation relating to the Borrower. If either Silicon or the Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and professionals' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of the Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

       7.9 BENEFIT OF AGREEMENT; CONFIDENTIALITY. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited


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

assignment shall be void. No consent by Silicon to any assignment shall release the Borrower from its liability for the Obligations. The Borrower agrees and consents to Silicon's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Silicon. Silicon may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Silicon may have about the Borrower or about any other matter relating to the Loan and the Borrower hereby waive any rights to privacy it may have with respect to such matters. The Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. The Borrower also agrees that the purchasers of any such participation interests shall be considered as the absolute owners of such interests in the Loans and shall have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. The Borrower unconditionally agrees that either Silicon or such purchaser may enforce the Borrower's obligations under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans.

       7.10 JOINT AND SEVERAL LIABILITY. If the Borrower consists of more than one person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

       7.11 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. The Borrower acknowledges that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or the Borrower under any rule of construction or otherwise.

       7.12 MUTUAL WAIVER OF JURY TRIAL. THE BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND THE BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR THE BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR THE BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

       7.13 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and the Borrower shall be governed by, and construed in accordance with, the laws of the State of Oregon. Any undefined term used in this Agreement that is defined in the Oregon Uniform Commercial Code shall have the meaning assigned to that term in the Oregon Uniform Commercial Code. As a material part of the consideration to Silicon to enter into this Agreement, the Borrower agrees (subject to the parties right to require arbitration under Section 7.13 of this Agreement) that all actions and proceedings relating directly or indirectly hereto shall be litigated in courts located within Oregon, and that the exclusive venue therefor shall be Washington County.


Page 14 - LOAN AND SECURITY AGREEMENT

                            BORROWER:

                                          ADVANCED POWER TECHNOLOGY, INC.



                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------


                                          SILICON:

                                          SILICON VALLEY BANK


                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------


Page 15 - LOAN AND SECURITY AGREEMENT

                       SCHEDULE TO LOAN AND SECURITY AGREEMENT


Borrower:             Advanced Power Technology, Inc.

Address:              405 S.W. Columbia Street
                      Bend, Oregon 97702

Date:                 September 6, 1995


SECURED ACCOUNTS RECEIVABLE LINE OF CREDIT

CREDIT LIMIT:
(Section 1. 1)        An amount not to exceed the lesser of: (i) $2,500,000.00
                      at any one time outstanding; or (ii) the amount of the "Borrowing Base", as defined below.

                      For purposes of this Schedule, the "Borrowing Base" shall mean the sum of (i) 80% of the Net Amount of Borrower's eligible accounts receivable, plus (ii) 25% of Borrower's "Eligible Inventory" (as defined below), up to a maximum
                      advance of $500,000.00 against Eligible Inventory.   With
                      respect to Borrower's accounts, "Net Amount" means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed. Borrower's "Eligible Inventory" means the Borrower's inventory held for sale in the United States or Canada, valued at the lower of wholesale cost or market value, which Silicon in its reasonable discretion deems eligible for borrowing, subject to the Backlog Covenant described below.

                      The amount of all letters of credit issued by Silicon at the request of the Borrower shall reduce, dollar for dollar, the amount otherwise available to be borrowed under the formulas described in this paragraph and the paragraphs below.

                      Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date unless otherwise agreed to in writing by Silicon, accounts subject to any contingencies, accounts owing from an account debtor outside the United States or billed or payable outside the United States (except for those backed by a letter of credit satisfactory to Silicon), accounts owing from governmental agencies unless otherwise agreed to in writing by Silicon, accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of the Borrower, accounts owing from an affiliate of Borrower, and accounts subject to


Page 16 - LOAN AND SECURITY AGREEMENT
                      setoff, recoupment, counterclaim or any other demand by the account debtor. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 120 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor shall be deemed ineligible for borrowing.

                      Without limiting the fact that the determination of which inventory is eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: any inventory other than finished goods that are owned by Borrower and located in Bend, Oregon; inventory that is used, obsolete or returned goods; inventory that is stored at a location other than the Borrowers' Address or any location owned, leased or rented by Borrowers and previously identified to Silicon; inventory that is subject to a landlord's lien; and inventory that is not in the possession of the Borrower.

INTEREST RATE:
(Section 1.2)         The interest rate applicable to the Secured Accounts
                      Receivable Line of Credit shall be a rate equal to the "Prime Rate" in effect from time to time, plus 2.0% per annum. In the event that the Borrower's ratio of total liabilities to tangible net worth falls below 1.75, and the Borrower realizes net profits after taxes, the interest rate shall decrease to the Prime Rate, plus
                      1.75% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. Interest is payable monthly.

                      "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

COMMITMENT
FEE: (Section 1.3)    $25,000.00, which is fully earned and payable at closing.
                      (Any Commitment Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

MATURITY DATE:
(Section 1.3)         One year from the date of this Schedule, at which time
                      all unpaid principal and accrued but unpaid interest shall be due and payable.

MATURITIES OF
LETTERS OF CREDIT:    Commercial or standby letters of credit issued by Silicon
                      shall have a maximum maturity of not later than the Maturity Date for the Secured Accounts Receivable Line of
                      Credit.

REPAYMENT:            The Borrower shall repay on demand any amount drawn on a
                      letter of credit issued by Silicon. Silicon may, but is not obligated to, add to the principal amount outstanding under the Secured Accounts Receivable Line of Credit any


Page 17 - LOAN AND SECURITY AGREEMENT
                      amount drawn on a letter of credit issued by Silicon. Any such amount shall be subject to the terms applicable to the Secured Accounts Receivable Line of Credit.

ISSUANCE:             The issuance of any letter of credit under this Agreement
                      is subject to Silicon's written approval and must be in form and content satisfactory to Silicon and in favor of a beneficiary reasonably acceptable to Silicon. The
                      Borrower shall execute Silicon's then-current application forms, reimbursement agreement and related documents as a condition to Silicon's issuance of any letter of credit.

FEES: The Borrower shall pay Silicon the fees and costs customarily charged by Silicon (at the time of issuance of the letter of credit) with respect to the issuance of letters of credit.


SECURED TERM LOAN

CREDIT LIMIT:         An amount not to exceed $1,000,000.00.

INTEREST RATE:        The interest rate applicable to the Secured Term Loan
                      shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.75% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.
                      Interest is payable monthly.

MATURITY DATE:        Two years from the date of this Schedule, at which time
                      all unpaid principal and accrued but unpaid interest shall be due and payable.

COMMITMENT
FEE: (Section 1.3)    1,000.00.



PRIOR NAMES OF
BORROWER:             See Exhibit B

TRADE NAMES OF
BORROWER:             See Exhibit B

OTHER LOCATIONS
AND ADDRESSES:        See Exhibit B

MATERIAL ADVERSE
LITIGATION:           See Exhibit B


Page 18 - LOAN AND SECURITY AGREEMENT

FINANCIAL
COVENANTS:
(Section 4.1)         The Borrower shall comply with all of the following
                      covenants, all of which shall be determined and measured in accordance with generally accepted accounting principles, except as otherwise stated below:

TANGIBLE NET
WORTH: Borrower shall at all times maintain a Tangible Net Worth (defined below) of not less than $4,250,000, measured quarterly.


DEBT TO TANGIBLE
NET WORTH RATIO:      Borrower shall maintain a ratio of total liabilities to
                      Tangible Net Worth of not more than 2.75:1.0, measured quarterly. Upon maturity of the Interim Bridge Loan, Borrower shall maintain a ratio of total liabilities to Tangible Net Worth of not more than 2.50:1.0, measured quarterly. For purposes of this calculation, total liabilities shall exclude deferred revenues and debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon.


QUICK RATIO:          Borrower shall maintain a ratio of Quick Assets (defined
                      below) to current liabilities of not less than 0.50:1,
                      measured quarterly.  Upon maturity of the Interim Bridge
                      Loan, Borrower shall maintain a ratio of Quick Assets to
                      current liabilities of not less than 0.55:1, measured
                      quarterly.
BACKLOG TO
INVENTORY RATIO:      Borrower shall maintain a ratio of Backlog (as defined
                      below) to the book value of inventory of at least
                      2.50:1.0, measured monthly on a rolling three month average. In the event that the ratio of Backlog to book value of inventory is less than 2.50:1.0 for two consecutive months, the definition of Borrowing Base for the Secured Accounts Receivable Line of Credit shall be revised to prohibit borrowing against Eligible Inventory for a period of 30 consecutive days each year.

PROFITABILITY:        Borrower shall not incur a quarterly loss in excess of
                      $500,000 for one quarter, $750,000 for two quarters, nor incur losses in any amount in more than three or more consecutive quarters. For purposes of this paragraph, "loss" means net sales, less cost of goods sold, less operating expenses excluding non-cash expenses.


DEFINITIONS:          "Tangible Net Worth" means stockholders' equity plus debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon, and accrued interest thereon, less goodwill, patents, capitalized software costs, deferred organizational costs, tradenames, trademarks, and all other assets which would be classified as intangible assets


Page 19 - LOAN AND SECURITY AGREEMENT
                      under generally accepted accounting principles. "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-I" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts). "Backlog" is defined as the book value of orders received by Borrower, backed by purchase orders, for shipment of product within 12 months.

OTHER COVENANTS:
(Section 4.1)         Borrower shall at all times comply with all of the
                      following additional covenants:

                      BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

CONDITIONS TO
CLOSING: Without in any way limiting the discretionary nature of advances under this Agreement, before requesting any such advance, the Borrower shall satisfy each of the following conditions:

1.  LOAN DOCUMENTS:

                      Silicon shall have received this Agreement, the Schedule, and such other loan documents as Silicon shall require, each duly executed and delivered by the parties thereto.

2.  DOCUMENTS RELATING
TO AUTHORITY, ETC.:

                      Silicon shall have received each of the following in form and substance satisfactory to it:

                      (a) Certified Copies of the Articles of Incorporation and Bylaws of the Borrower;

                      (b) A Certificate of Good Standing issued by the Secretary of State of the Borrower's state of incorporation and such other states as Silicon may reasonably request with respect to the Borrower;

                      (c) A certified copy of a Resolution adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, and any other documents or certificates to be executed by the Borrower in connection with this transaction; and

                      (d) Incumbency Certificates describing the office and identifying the specimen signatures of the individuals signing all such loan documents on behalf of the Borrower.


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

                      (e) A Subordination Agreement executed by all shareholders of Borrower to whom Borrower is indebted.

3.  PERFECTION AND
PRIORITY OF SECURITY: Silicon shall have received evidence satisfactory to it that its security interest in the Collateral has been duly perfected and that such security interest is prior to all other liens, charges, security interests, encumbrances and adverse claims in or to the Collateral other than Permitted Liens, which evidence shall include, without limitation, a certificate from the Oregon Secretary of State showing the due filing and first priority of the UCC Financing Statements to be signed by the Borrower covering the Collateral.

4.  INSURANCE:        Silicon shall have received evidence satisfactory to it
                      that all insurance required by this Agreement is in full force and effect, with loss payee designations and additional insured designations as required by this Agreement.

5.  OTHER INFORMATION:

                      Silicon shall have received such other statements, opinions, certificates, documents and information with respect to matters contemplated by this Agreement as it may reasonably request, including a copy of the documents relating to the purchase of shares of Borrower from Sundstrand Corporation, all of which must be acceptable to Silicon.

                      Silicon shall have conducted an examination of the Borrower's books, records, ledgers, journals, and registers, as Silicon may deem necessary, and shall be satisfied with the results of such examination in its sole discretion.

6.  EQUITY INVESTMENT:

                      Management in the Borrower shall have contributed not less than $250,000 to purchase capital stock the Borrower from Sundstrand Corporation.


       Silicon and the Borrower agree that the terms of this Schedule supplement the Loan and Security Agreement between Silicon and the Borrower and agree to be bound by the terms of this Schedule.

                                   BORROWER:

                                   ADVANCED POWER TECHNOLOGY, INC.


                                   By:
                                      --------------------------------------
                                   Title:
                                         -----------------------------------


Page 21 - LOAN AND SECURITY AGREEMENT

                                   SILICON:

                                   SILICON VALLEY BANK


                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------









Page 22 - LOAN AND SECURITY AGREEMENT

                                      EXHIBIT A

                         [INSERT BORROWING BASE CERTIFICATE]













Page 23 - LOAN AND SECURITY AGREEMENT

                                      EXHIBIT B

                              [DISCLOSURES BY BORROWER]

















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

                                    SCHEDULE 3.13















Page 25 - LOAN AND SECURITY AGREEMENT

                                    SCHEDULE 3.14




















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

                               SILICON VALLEY BANK


                           LOAN AND SECURITY AGREEMENT

                                 (EXIM PROGRAM)


BORROWER:                  Advanced Power Technology, Inc.
ADDRESS:                   405 S.W. Columbia Street
                           Bend, Oregon 97702

DATE:                      September 6, 1995


         THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3000 Lakeside Drive, Santa Clara, California 95054-2895 and the borrower named above (the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1.       LOANS.

         1.1 LOANS. Silicon will make loans to the Borrower (the "Loans") in amounts determined by Silicon up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), the terms of which are incorporated into this Agreement. The Borrower is responsible for monitoring the total amount of Loans and other Obligations outstanding from time to time, and the Borrower shall not permit that amount, at any time, to exceed the Credit Limit. If at any time the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, the Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand.

         1.2 INTEREST; REQUEST TO DEBIT ACCOUNTS. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule hereto. Interest shall be payable monthly, on the due date shown on the monthly billing from Silicon to the Borrower. The Borrower hereby requests and authorizes Silicon to debit any of the Borrower's accounts with Silicon, including without limitation account no. _______________, for payments of interest and principal due on the Loan and all other obligations owing by the Borrower to Silicon. Silicon shall promptly notify the Borrower of all debits which Silicon makes against the Borrower's accounts. Any such debit against the Borrower's accounts shall in no way be deemed a setoff by Silicon.

         1.3 FEES. The Borrower shall pay to Silicon a commitment fee in the amount shown on the Schedule hereto concurrently herewith. This fee is in addition to all interest and other sums payable to Silicon and is not refundable.


Page 1 - LOAN AND SECURITY AGREEMENT

2.       GRANT OF SECURITY INTEREST.

         2.1 OBLIGATIONS. The term "Obligations" as used in this Agreement means the following: the obligation to pay all Loans and all interest thereon when due, and to pay and perform when due all other present and future indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of the Borrower to Silicon, whether joint or several, monetary or non-monetary, and whether created pursuant to this Agreement or any other present or future agreement or otherwise. Silicon may, in its discretion, require that the Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans.

         2.2 COLLATERAL. As security for all Obligations, the Borrower hereby grants Silicon a continuing security interest in all of the Borrower's assets, including but not limited to all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): (a) all accounts; (b) all chattel paper; (c) all documents; (d) all instruments; (e) all inventory; (f) all equipment, except such equipment that is or will be sold to and leased back from Financing for Science, Inc.; (g) all goods; (h) all fixtures (except as provided below in this Section 2.2); (i) all general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trademark applications, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, copyright applications, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (j) all books and records, whether stored on computers or otherwise maintained; (k) all of the Borrower's cash; and (l) all substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Notwithstanding anything to the contrary in this paragraph 2.2, Borrower does not grant to Silicon a security interest in any intellectual property consisting of any patents, patent applications or other forms of process technology or product designs, although Borrower does grant to Silicon a continuing security interest in proceeds of the sale of these assets. All terms used above in this Section 2.2 that are defined in the Oregon Uniform Commercial Code shall have the meaning given to such terms in the Oregon Uniform Commercial Code. Silicon's security interest in equipment includes equipment of the Borrower that is attached to the real property occupied by the Borrower, but Silicon shall not have a security interest in any tenant improvements of Borrower that are part of the real property occupied by Borrower. The Borrower shall, at least every six months, provide a written Schedule to Silicon showing (i) all applications for the registration of any patent, trademark, or copyright with the U.S. Patent and Trademark Office, the U.S. Copyright Office, or any similar office or agency in any other country, state, or any political subdivision (the "Offices") filed by Borrower or any agent, employee, licensee or designee of Borrower, and (ii) all assignments of any patent, trademark, or copyright which Borrower has acquired from a third party with any one of the Offices.

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

         The Borrower represents and warrants to Silicon as follows, and the Borrower covenants that the following representations will continue to be true, and that the Borrower will comply with all of the following covenants:


Page 2 - LOAN AND SECURITY AGREEMENT

         3.1 CORPORATE EXISTENCE AND AUTHORITY. The Borrower is and will continue to be duly authorized, validly existing and in good standing under the laws of the state of Delaware. The Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on the Borrower. The execution, delivery and performance by the Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy law and equitable principles of law, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon the Borrower.

         3.2 NAME, TRADE NAMES AND STYLES. The name of the Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule hereto are all prior names of the Borrower and all of the Borrower's present and prior trade names. The Borrower shall give Silicon 15 days' prior written notice before changing its name or doing business under any other name. The Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

         3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is the Borrower's chief executive office. In addition, the Borrower has places of business and Collateral is located only at the locations set forth on the Schedule to this Agreement. The Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or moving the Collateral to any other location.

         3.4 TITLE TO COLLATERAL; PERMITTED LIENS. The Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for general intangibles licensed to the Borrower and items of equipment which are leased by the Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the following ("Permitted Liens"): (i) purchase money security interests in specific items of equipment; (ii) licenses of general intangibles and leases of specific items of equipment, including without limitation the lease of equipment from Financing for Science, Inc.; (iii) liens for taxes not yet payable; (iv) additional security interests and liens consented to in writing by Silicon in its sole discretion; and (v) security interests being terminated substantially concurrently with this Agreement. Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on terms satisfactory to Silicon in its sole discretion, acknowledge that the holder's security interest is subordinate to the security interest in favor of Silicon, and that the Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement. Silicon now has, and will continue to have, a first priority, perfected and enforceable security interest in all of the Collateral. The Collateral shall not be subject to any other liens or security interests of any type except for the Permitted Liens. The Borrower will at all times defend Silicon and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.

         3.5 MAINTENANCE OF COLLATERAL. The Borrower will maintain the Collateral in good working condition, and the Borrower will not use the Collateral for any unlawful purpose. The Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.


Page 3 - LOAN AND SECURITY AGREEMENT

         3.6 DEPOSIT SWEEP. The Borrower will enter into a written contract, in a form satisfactory to Silicon, with either U.S. Bank or First Interstate Bank of Oregon (individually the "Depository Bank" ) whereby all of Borrower's funds in its account with the Depository Bank are transferred to Silicon account no. ___________ on a daily basis.

         3.7 BOOKS AND RECORDS. The Borrower has maintained and will maintain at the Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

         3.8 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and shall be, prepared in conformity with generally accepted accounting principles and now and in the future shall completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and shall continue to be solvent. The Borrower shall provide Silicon: (a) within 30 days after the end of each month, a monthly financial statement (consisting of an income statement and a balance sheet) prepared by the Borrower; (b) within 15 days after the end of each month, an accounts receivable report and an accounts payable report in such form as Silicon shall reasonably specify; (c) within 15 days after the end of each month, a Borrowing Base Certificate as required by the rules and regulations of the Export-Import Bank of the United States in the form attached to this Agreement as Exhibit A, as Silicon may reasonably modify such Certificate from time to time, signed by the President or Chief Financial Officer of the Borrower; and (d) within 30 days after the end of each quarter of each fiscal year, a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the President or Chief Financial Officer of the Borrower, certifying that throughout such quarter the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule hereto and such other information as Silicon shall reasonably request. The Borrower shall provide Silicon, within 90 days following the end of the Borrower's fiscal year, complete CPA-audited financial statements with details on Borrower, such review being conducted by independent certified public accountants reasonably acceptable to Silicon.

         3.9 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. The Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and the Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by the Borrower. The Borrower may, however, defer payment of any contested taxes, provided that the Borrower (i) in good faith contests the Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted,
(ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. The Borrower is unaware of any claims or adjustments proposed for any of the Borrower's prior tax years which could result in additional taxes becoming due and payable by the Borrower. The Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and the Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of the Borrower, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.


Page 4 - LOAN AND SECURITY AGREEMENT

         3.10 COMPLIANCE WITH LAW. The Borrower has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to the Borrower, including, but not limited to, those relating to the Borrower's ownership of real or personal property, conduct and licensing of the Borrower's business, and environmental matters.

         3.11 LITIGATION. Except as disclosed in the Schedule hereto, there is no claim, suit, litigation, proceeding or investigation pending or (to best of the Borrower's knowledge) threatened by or against or affecting the Borrower in any court or before any governmental agency (or any basis therefor known to the Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of the Borrower, or in any material impairment in the ability of the Borrower to carry on its business in substantially the same manner as it is now being conducted. The Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against the Borrower involving amounts in excess of $100,000.

         3.12 USE OF PROCEEDS. All proceeds of all Loans shall be used solely for lawful business purposes.

         3.13 NO PATENTS, TRADEMARKS OR COPYRIGHTS. The attached Schedule 3.13 shows the patents (including pending applications, if any), trademarks and copyrights with the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency of any state, of the United States of America or of any foreign jurisdiction that the Borrower owns. The Borrower has not granted a security interest in, assigned, or pledged any of the foregoing in any manner to secure any obligations of the Borrower.

         3.14 HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Silicon in writing, the Borrower represents and warrants that: (a) the Borrower has no knowledge of
(i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; (b) Except as set forth in Schedule 3.14, neither the Borrower nor any subtenant, contractor, agent or other user authorized by Borrower of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties owned or operated by the Borrower; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. The Borrower authorizes Silicon and its agents, upon 24 hours prior notice (which need not be in writing), to enter upon the properties to make such inspections and tests as Silicon may deem appropriate to determine compliance of the properties owned or operated by the Borrower with this section of the Agreement. Any inspections or tests made by Silicon shall be for Silicon's purposes only and shall not be construed to create any responsibility or liability on the part of Silicon to the Borrower or to any other person. The Borrower hereby (a) releases and waives any


Page 5 - LOAN AND SECURITY AGREEMENT
future claims against Silicon for indemnity or contribution in the event the Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Silicon against any and all claims, losses, liabilities, damages, penalties, and expenses which Silicon may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to the Borrower's ownership or interest in the properties, whether or not the same was or should have been known to the Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Silicon's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

4.       ADDITIONAL DUTIES OF THE BORROWER.

         4.1 COVENANTS. The Borrower shall at all times comply with the covenants set forth in the Schedule to this Agreement.

         4.2 OVERADVANCE; PROCEEDS OF ACCOUNTS. If for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, without limiting Silicon's other remedies, and whether or not Silicon declares an Event of Default, the Borrower shall remit to Silicon all checks and other proceeds of the Borrower's accounts and other Collateral, in the same form as received by the Borrower, within one day after the Borrower's receipt of the same, to be applied to the Obligations in such order as Silicon shall determine in its discretion.

         4.3 INSURANCE. The Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require. All such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole and absolute discretion, except that, provided no Event of Default has occurred, Silicon shall release to the Borrower insurance proceeds with respect to equipment totalling less than $100,000, which shall be utilized by the Borrower for the replacement of the equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If the Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at the Borrower's expense. The Borrower shall promptly deliver to Silicon copies of all reports made to insurance companies.

         4.4 REPORT. The Borrower shall provide Silicon with such written reports with respect to the Borrower, as Silicon shall from time to time reasonably specify.

         4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books, records, ledgers, journals, or registers and the Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies and attorneys, and pursuant to any subpoena or other legal process. Borrower shall reimburse Silicon for up to $1,250.00 per audit for Silicon's out-of-pocket costs


Page 6- LOAN AND SECURITY AGREEMENT
for semi-annual accounts receivable audits, and Silicon may debit the Borrower's deposit accounts with Silicon for the actual, reasonable out-of-pocket cost of such accounts receivable audits (up to the limit stated above), in which event Silicon shall send notification thereof to the Borrower. Notwithstanding the foregoing, during the continuation of an Event of Default all audits shall be at the Borrower's expense.

         4.6 NEGATIVE COVENANTS. Except as may be permitted in the Schedule hereto, the Borrower shall not, without Silicon's prior written consent, do any of the following: (i) merge or consolidate with another corporation, except that the Borrower may merge or consolidate with another corporation if the Borrower is the surviving corporation in the merger and the aggregate value of the assets acquired in the merger do not exceed 25% of Borrower's Tangible Net Worth (as defined herein) as of the end of the month prior to the effective date of the merger, and the assets of the corporation acquired in the merger are not subject to any liens or encumbrances, except Permitted Liens; (ii) acquire any assets outside the ordinary course of business for an aggregate purchase price exceeding 25% of Borrower's Tangible Net Worth (as defined herein) as of the end of the month prior to the effective date of the acquisition; (iii) enter into any other transaction outside the ordinary course of business (except as permitted by the other provisions of this Section); (iv) sell or transfer any Collateral, except for the sale of finished inventory in the ordinary course of the Borrower's business (which inventory shall be released from the security interest granted in Section 2.2 upon completion of such sales), and except for the sale of obsolete or unneeded equipment in the ordinary course of business;
(v) make any loans of any money or any other asset to any subsidiary or affiliate of Borrower; (vi) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on the Borrower or on the prospect of repayment of the Obligations; (vii) guarantee or otherwise become liable with respect to the obligations of another party or entity; (viii) pay or declare any dividends on the Borrower's stock (except for dividends payable solely in stock of the Borrower); (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Borrower's stock, except as the Borrower may decide in order to satisfy stock warrants granted to Silicon, Financing for Science International, Inc., Advanced Energy Industries, Inc., or Bridgewater Capital Corporation; (x) make any change in the Borrower's capital structure which has a material adverse effect on the Borrower or on the prospect of repayment of the Obligations; (xi) dissolve or elect to dissolve; (xii) pay bonuses or cash compensation to employees or officers for any fiscal year in excess of net after tax earnings for the fiscal year; or (xiii) pledge or otherwise encumber any patents, trademarks or other intellectual property of any type owned or controlled by Borrower. "Tangible Net Worth" means stockholders' equity plus debt that is subordinated to the Loans pursuant to a written subordination agreement satisfactory to Silicon and accrued interest thereon, less goodwill, patents, capitalized software costs, tradenames, trademarks, and all other assets which would be classified as intangible assets under generally accepted accounting principles. Transactions permitted by the foregoing provisions of this Section are only permitted if no Event of Default is pending at the time.

         4.7 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to the Borrower, the Borrower shall, without expense to Silicon, make available the Borrower and its officers, employees and agents and the Borrower's books and records to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

         4.8 VERIFICATION. Silicon may, from time to time, following prior notification to the Borrower, verify directly with the respective account debtors the validity, amount and other matters relating to the Borrower's accounts, by means of mail, telephone or otherwise, either in the name of the


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

Borrower or Silicon or such other name as Silicon may reasonably choose, provided that no prior notification shall be required following an Event of Default. Silicon shall not be required to obtain the Borrower's consent prior to any such verification of accounts, whether or not an Event of Default has occurred.

         4.9 EXECUTE ADDITIONAL DOCUMENTATION. The Borrower agrees, at its expense, on request by Silicon, to execute from time to time all documents in form satisfactory to Silicon, as Silicon may deem reasonably necessary or useful in order to perfect and maintain Silicon's perfected security interest in the Collateral, and in order to fully consummate all of the transactions contemplated by this Agreement.

5.       TERM.

         5.1 MATURITY DATE. This Agreement shall continue in effect until the payment in full of the Obligations, provided, however, that the Borrower shall repay the Loans in full, with all accrued but unpaid interest, not later than the "Maturity Date" for each such Loan set forth on the Schedule.

         5.2 EARLY TERMINATION. Subject to Section 5.3, this Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by the Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately.

         5.3 PAYMENT OF OBLIGATIONS. On the due dates stated in the Schedule, or on any earlier effective date of termination, the Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are discretionary on the part of Silicon, Silicon may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve the Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations, Silicon shall promptly deliver to the Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate any of Silicon's security interests.


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

6.       EVENTS OF DEFAULT AND REMEDIES.

         6.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and the Borrower shall give Silicon immediate written notice thereof: (a) any warranty, representation, statement, report or certificate made or delivered to Silicon by the Borrower or any of the Borrower's officers or employees, now or in the future, shall be untrue or misleading in any material respect; (b) the Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; (c) the total Loans and other Obligations outstanding at any time exceeds the Credit Limit; (d) the Borrower shall fail to comply with any of the covenants set forth in the Schedule to this Agreement or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; (e) the Borrower shall fail to pay or perform any other non-monetary Obligation, which failure is not cured within 15 days after the occurrence of the same; (f) any levy, assessment, attachment, seizure, lien or encumbrance is made on all or any part of the Collateral; (g) dissolution, termination of existence, insolvency or business failure of the Borrower, or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by the Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; (h) the commencement of any proceeding against the Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 60 days after the date commenced; (i) revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; (j) the Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations, unless such payment is permitted in the applicable subordination agreement, or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; (k) the Borrower shall generally not pay its debts as they become due; or the Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; (m) either the Borrower or any other party thereto shall breach any subordination agreement executed in connection with the Loan;
(n) the sale or transfer of fifty percent or more of the outstanding shares of stock of the Borrower; (o) the Borrower shall fail to pay when due, or within any applicable grace periods, any amount due to Sundstrand Corporation or the Oregon Economic Development Commission that is secured by a lien on the Borrower's real property located in Deschutes County, Oregon, or any such creditor shall commence a foreclosure on such real property; or (p) the Borrower shall breach any of its obligations under the Deed of Trust, Assignment of Rents and Leases, and Security Agreement given by the Borrower to Silicon with respect to Borrower's real property located in Deschutes County, Oregon. If any of the foregoing defaults is curable and if Borrower has not been given more than one prior notice of default within the preceding twelve months, it may be cured (and no Event of Default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default cures the failure within thirty days. Silicon may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.
         6.2 REMEDIES. Upon the occurrence of any Event of Default and the expiration of any applicable cure period under Section 6.1, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by the Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to the Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of


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

the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose the Borrower hereby authorizes Silicon without judicial process to enter onto any of the Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any or all of the Collateral by Court process, the Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of and not dispose of any such Collateral until after trial or final judgment; (d) Require the Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and the Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Require the Borrower to deliver to Silicon, in kind, all checks and other payments received with respect to all accounts and other Collateral, together with any necessary endorsements, within one day after the date received by the Borrower; (f) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use the Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (g) Sell, lease or otherwise dispose of any of the Collateral in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at any one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on the Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve the Borrower of any liability the Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (h) Demand payment of, and collect any accounts and general intangibles comprising Collateral and, in connection therewith, the Borrower irrevocably authorizes Silicon to endorse or sign the Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to the Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's sole discretion, to grant extensions of time to pay, compromise claims and settle accounts and the like for less than face value; (i) Offset against any sums in any of the Borrower's general, special or other deposit accounts with Silicon, including
but not limited to account no.         ; and (j) Demand and receive
possession of any of the Borrower's federal and state income tax and the books and records utilized in the preparation thereof or referring thereto. All reasonable fees of professionals (including attorneys' fees), expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the failure of Borrower to cure any Event of Default, Silicon shall have the right to increase the interest rate applicable to the Obligations by an additional four percent per annum.


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

         6.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. The Borrower and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to the Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the Collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from the Borrower any and all information concerning the same. Silicon may employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

         6.4 POWER OF ATTORNEY. Upon the occurrence of any Event of Default, without limiting Silicon's other rights and remedies, the Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to the Borrower, and at the Borrower's expense, to do any or all of the following, in the Borrower's name or otherwise: (a) Execute on behalf of the Borrower any documents that Silicon may, in its sole and absolute discretion, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of the Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of the Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon's Collateral or in which Silicon has an interest; (c) Execute on behalf of the Borrower, any invoices relating to any account, any draft against any account debtor and any notice to any account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of the Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle accounts and general intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of the Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, the Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (k) Take any action or pay any sum required of the Borrower pursuant to this Agreement and any other present or future agreements. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of the Borrower.


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

         6.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to the Borrower or other persons legally entitled thereto; the Borrower shall remain liable to Silicon for any deficiency. If Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale or other disposition of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

         6.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the Oregon Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and the Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

7.       GENERAL PROVISIONS.

         7.1 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or the Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered to the Borrower or to Silicon, or at the expiration of two business days following the deposit thereof in the United States mail, with postage prepaid.

         7.2 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

         7.3 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between the Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY SILICON AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY SILICON TO BE ENFORCEABLE.

         7.4 WAIVERS. The failure of Silicon at any time or times to require the Borrower to strictly


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

comply with any of the provisions of this Agreement or any other present or future agreement between the Borrower and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Agreement or any other agreement now or in the future executed by the Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an officer of Silicon and delivered to the Borrower. The Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, document or guaranty at any time held by Silicon on which the Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement.

         7.5 [INTENTIONALLY OMITTED]

         7.6 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by the Borrower and a duly authorized officer of Silicon.

         7.7 TIME OF ESSENCE. Time is of the essence in the performance by the Borrower of each and every obligation under this Agreement.

         7.8 ATTORNEYS' FEES AND COSTS. The Borrower shall reimburse Silicon for all reasonable attorneys' fees and fees of other professionals, and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of the Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral and otherwise represent Silicon in any litigation relating to the Borrower. If either Silicon or the Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and professionals' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of the Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

         7.9 BENEFIT OF AGREEMENT; CONFIDENTIALITY. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void. No consent by Silicon to any assignment shall release the Borrower from its liability for the Obligations. The Borrower agrees and consents to Silicon's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or


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

unrelated to Silicon. Silicon may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Silicon may have about the Borrower or about any other matter relating to the Loan and the Borrower hereby waive any rights to privacy it may have with respect to such matters. The Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. The Borrower also agrees that the purchasers of any such participation interests shall be considered as the absolute owners of such interests in the Loans and shall have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. The Borrower unconditionally agrees that either Silicon or such purchaser may enforce the Borrower's obligations under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans.

         7.10 JOINT AND SEVERAL LIABILITY. If the Borrower consists of more than one person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

         7.11 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. The Borrower acknowledges that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or the Borrower under any rule of construction or otherwise.

         7.12 MUTUAL WAIVER OF JURY TRIAL. THE BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND THE BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR THE BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR THE BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

         7.13 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and the Borrower shall be governed by, and construed in accordance with, the laws of the State of Oregon. Any undefined term used in this Agreement that is defined in the Oregon Uniform Commercial Code shall have the meaning assigned to that term in the Oregon Uniform Commercial Code. As a material part of the consideration to Silicon to enter into this Agreement, the Borrower agrees (subject to the parties right to require arbitration under Section 7.13 of this Agreement) that all actions and proceedings relating directly or indirectly hereto shall be litigated in courts located within Oregon, and that the exclusive venue therefor shall be Washington County.

                                    BORROWER:

                                                 ADVANCED POWER TECHNOLOGY, INC.



                                                 By:____________________________
                                                 Title:_________________________


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

                                    SILICON:

                                                 SILICON VALLEY BANK


                                                 By:____________________________
                                                 Title:_________________________


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





                     SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                 (Exim Program)

Borrower:                  Advanced Power Technology, Inc.

Address:                   405 S.W. Columbia Street
                           Bend, Oregon 97702

Date:                      September 6, 1995


NON-EXIM AGREEMENT;
CROSS-COLLATERALIZATION;
CROSS-DEFAULT:

                           Silicon and the Borrower are parties to that certain other Loan and Security Agreement of even date (the "Non-Exim Agreement"). Both this Agreement and the Non-Exim Agreement shall continue in full force and effect, and all rights and remedies under this Agreement and the Non-Exim Agreement are cumulative. The term "Obligations" as used in this Agreement and in the Non-Exim Agreement shall include without limitation the obligation to pay when due all Loans made pursuant to this Agreement (the "Exim Loans") and all interest thereon and the obligation to pay when due all Loans made pursuant to the Non-Exim Agreement (the "Non-Exim Loans") and all interest thereon. Without limiting the generality of the foregoing, all "Collateral" as defined in this Agreement and as defined in the Non-Exim Agreement shall secure all Exim Loans and all Non-Exim Loans and interest thereon, and all other Obligations. Any Event of Default under this Agreement shall constitute an Event of Default under the Non-Exim Agreement, and any Event of Default under the Non-Exim Agreement shall also constitute an Event of Default under this Agreement. In the event Silicon assigns its rights under this Agreement and/or under any Note evidencing Exim Loans and/or its rights under the Non-Exim Agreement and/or under any Note evidencing Non-Exim Loans, to any third party, including without limitation the Export-Import Bank of the United States ("Exim Bank"), whether before or after the occurrence of any Event of Default, Silicon shall have the right (but not any obligation), in its sole discretion, to allocate and apportion Collateral to the Agreement and/or Note assigned and to specify the priorities of the respective security interests in such Collateral between itself and the assignee, all without notice to or consent of the Borrower.

                           This Agreement is subject to all of the terms and conditions of the Borrower Agreement attached hereto as Exhibit A, and all documents attached to such Borrower Agreement (collectively, the "Exim Documents"), all of which are hereby incorporated herein by this reference. Borrower shall perform all of the obligations and comply with all of the affirmative and negative covenants and all other terms and conditions set forth in the Exim Documents as though such


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

                           obligations and covenants were expressly set forth herein, and all of which are hereby incorporated herein by this reference. In the event of any conflict between the terms of the Exim Documents and the terms of the Exim Loan Agreement or the Schedule or any related promissory note, whichever terms are more restrictive on Borrower shall apply.

EXPORT LINE OF CREDIT
CREDIT LIMIT:
(Section 1.1)
EXIM LOANS:                An amount not to exceed the lesser of:

                           (a) $1,750,000 at any one time outstanding; or

                           (b) a total of (i) 90% of the value of Borrower's eligible export receivables, which are eligible for borrowing as provided below, plus (ii) 70% of the value of Borrower's eligible exportable inventory which is eligible for borrowing as provided below, which Silicon in its reasonable discretion deems eligible for borrowing.

                           Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date unless otherwise agreed to in writing by Silicon, accounts subject to any contingencies, accounts billed or payable outside the United States (except for those backed by a letter of credit satisfactory to Silicon), accounts owing from governmental agencies unless otherwise agreed to in writing by Silicon, accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of the Borrower, accounts subject to setoff, recoupment, counterclaim or any other demand by the account debtor. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 120 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor shall be deemed ineligible for borrowing.

                           Without limiting the fact that the determination of which inventory is eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: any inventory other finished goods that are owned by Borrower and located in Bend, Oregon; inventory that is used, obsolete or returned goods; inventory that is stored at a location other than the Borrowers' Address or any location owned, leased or rented by Borrowers and previously identified to Silicon; inventory that is subject to a landlord's lien; and inventory that is not in the possession of the Borrower.

AGREEMENT SUBJECT
TO EXIM GUARANTEE;
COSTS: This Agreement is subject to all of the terms and conditions of the Exim Guarantee (including without limitation the Transaction Attachment thereto and


Page 17 - LOAN AND SECURITY AGREEMENT

                           Special Conditions thereto) which are hereby incorporated herein by this reference. Borrower expressly agrees to perform all of the obligations and comply with all of the affirmative and negative covenants and all other terms and conditions set forth in the Exim Guarantee as though the same were expressly set forth herein, and all of the same are hereby incorporated herein by this reference. In the event of any conflict between the terms of the Exim Guarantee and the other terms of this Agreement, whichever terms are more restrictive shall apply. Borrower shall reimburse Silicon for all fees and out of pocket expenses incurred by Silicon with respect to the Exim Guarantee, including without limitation all facility fees and usage fees, and Silicon is authorized to debit Borrower's account with Silicon for such fees, costs and expenses when paid by Silicon.

INTEREST RATE:
(Section 1.2)              The interest rate applicable to the Export Line of
                           Credit shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.0% per annum.
                           Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed.
                           "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION
FEE: (Section 1.3)         $26,250.00, which is fully earned and payable at
                           closing. (Any Commitment Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

MATURITY DATE:
(Section 1.3)              One year from the date first written above, at which
                           time all unpaid principal and accrued but unpaid interest shall be due and payable.

PRIOR NAMES OF
BORROWER:                  See Exhibit B

TRADE NAMES OF
BORROWER:                  See Exhibit B

OTHER LOCATIONS
AND ADDRESSES:             See Exhibit B

MATERIAL ADVERSE
LITIGATION:                See Exhibit B

FINANCIAL
COVENANTS:
(Section 4.1)              The Borrower shall comply with all of the following
                           covenants, all of which


Page 18 - LOAN AND SECURITY AGREEMENT
                           shall be determined and measured in accordance with generally accepted accounting principles, except as otherwise stated below:

TANGIBLE NET
WORTH: Borrower shall at all times maintain a Tangible Net Worth (defined below) of not less than $4,250,000, measured quarterly.


DEBT TO TANGIBLE
NET WORTH RATIO:           Borrower shall maintain a ratio of total liabilities
                           to Tangible Net Worth of not more than 2.75:1.0, measured quarterly. Upon maturity of the Interim
                           Bridge Loan, Borrower shall maintain a ratio of total liabilities to Tangible Net Worth of not more than 2.50:1.0, measured quarterly. For purposes of this calculation, total liabilities shall exclude deferred revenues and debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon.


QUICK RATIO:               Borrower shall maintain a ratio of Quick Assets
                           (defined below) to current liabilities of not less than 0.50:1, measured quarterly. Upon maturity of the Interim Bridge Loan, Borrower shall maintain a ratio of Quick Assets to current liabilities of not less than 0.55:1, measured quarterly.

BACKLOG TO
INVENTORY RATIO:           Borrower shall maintain a ratio of Backlog (as
                           defined below) to the book value of inventory of at least 2.50:1.0, measured monthly on a rolling three month average. In the event that the ratio of Backlog to book value of inventory is less than 2.50:1.0 for two consecutive months, the definition of Borrowing
                           Base for the Secured Accounts Receivable Line of
                           Credit shall be revised to prohibit borrowing against Eligible Inventory for a period of 30 consecutive days each year.

PROFITABILITY:             Borrower shall not incur a quarterly loss in excess
                           of $500,000 for one quarter, $750,000 for two quarters, nor incur losses in any amount in more than three or more consecutive quarters. For purposes of this paragraph, "loss" means net sales, less cost of goods sold, less operating expenses excluding non-cash expenses.


DEFINITIONS:               "Tangible Net Worth" means stockholders' equity plus
                           debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon, and accrued interest thereon, less goodwill, patents, capitalized software costs, deferred organizational costs, tradenames, trademarks, and all other assets which would be classified as intangible assets under generally accepted accounting principles. "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-I" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of


Page 19 - LOAN AND SECURITY AGREEMENT
                           deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts). "Backlog" is defined as the book value of orders received by Borrower, backed by purchase order, for shipment of product within 12 months.

OTHER COVENANTS:
(Section 4.1)              Borrower shall at all times comply with all of the
                           following additional covenants:

                           BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                           EXIM BANK REQUIREMENTS. Borrower shall at all times conform the rules and regulations of the Export-Import Bank of the United States.

CONDITIONS TO
CLOSING: Without in any way limiting the discretionary nature of advances under this Agreement, before requesting any such advance, the Borrower shall satisfy each of the following conditions:

1.  LOAN DOCUMENTS:

                           Silicon shall have received this Agreement, the Schedule, and such other loan documents as Silicon shall require, each duly executed and delivered by the parties thereto.

2.  DOCUMENTS RELATING
TO AUTHORITY, ETC.:

                           Silicon shall have received each of the following in form and substance satisfactory to it:

                           (a) Certified Copies of the Articles of Incorporation and Bylaws of the Borrower;

                           (b) A Certificate of Good Standing issued by the Secretary of State of the Borrower's state of incorporation and such other states as Silicon may reasonably request with respect to the Borrower;

                           (c) A certified copy of a Resolution adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, and any other documents or certificates to be executed by the Borrower in connection with this transaction; and

                           (d) Incumbency Certificates describing the office and identifying the specimen signatures of the individuals signing all such loan documents on behalf of the Borrower.


Page 20 - LOAN AND SECURITY AGREEMENT

                           (e) A Subordination Agreement executed by all shareholders of Borrower to whom Borrower is indebted.

3.  PERFECTION AND
PRIORITY OF SECURITY:      Silicon shall have received evidence satisfactory to
                           it that its security interest in the Collateral has been duly perfected and that such security interest is prior to all other liens, charges, security interests, encumbrances and adverse claims in or to the Collateral other than Permitted Liens, which evidence shall include, without limitation, a certificate from the Oregon Secretary of State showing the due filing and first priority of the UCC
                           Financing Statements to be signed by the Borrower covering the Collateral.

4. INSURANCE:              Silicon shall have received evidence satisfactory to
                           it that all insurance required by this Agreement is in full force and effect, with loss payee designations and additional insured designations as required by this Agreement.

5. OTHER INFORMATION:

                           Silicon shall have received such other statements, opinions, certificates, documents and information with respect to matters contemplated by this Agreement as it may reasonably request, all of which must be acceptable to Silicon.

                           Silicon shall have conducted an examination of the Borrower's books, records, ledgers, journals, and registers, as Silicon may deem necessary, and shall be satisfied with the results of such examination in its sole discretion.

                           Exim Bank shall have agreed to guarantee payment of ninety percent (90%) of the Loan and all interest accrued thereon, subject to the terms of a master guarantee agreement between Exim Bank and Silicon.


         Silicon and the Borrower agree that the terms of this Schedule supplement the Loan and Security Agreement between Silicon and the Borrower and agree to be bound by the terms of this Schedule.

                                            BORROWER:

                                            ADVANCED POWER TECHNOLOGY, INC.


                                            By:_________________________________
                                            Title:______________________________

                                            SILICON:

                                            SILICON VALLEY BANK


Page 21 - LOAN AND SECURITY AGREEMENT

                                            By:_________________________________
                                            Title:______________________________


Page 22 - LOAN AND SECURITY AGREEMENT

                                    EXHIBIT A

                        [INSERT EXIM BORROWER AGREEMENT]


Page 23 - LOAN AND SECURITY AGREEMENT

                                    EXHIBIT B

                          [INSERT BORROWER DISCLOSURES]


Page 24 - LOAN AND SECURITY AGREEMENT

                                  SCHEDULE 3.13


Page 25 - LOAN AND SECURITY AGREEMENT

                                  SCHEDULE 3.14


Page 26 - LOAN AND SECURITY AGREEMENT

                             LOAN MODIFICATION AGREEMENT


BETWEEN: Advanced Power Technology, Inc., a Delaware corporation ("Borrower"), whose address is 405 S.W. Columbia Street, Bend, Oregon 97702;

AND: Silicon Valley Bank ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054;

DATE:         December 18, 1997.

       This Loan Modification Agreement is entered into on the above date by Borrower and Silicon.

       1. BACKGROUND. Borrower entered into a Loan and Security Agreement (as amended from time to time, the "Loan Agreement") and a Loan and Security Agreement (Exim Program) (as amended from time to time, the "Exim Loan Agreement") with Silicon in September 1995. Capitalized terms used in this Loan Modification Agreement shall, unless otherwise defined in this Agreement, have the meaning given to such terms in the Loan Agreement and the Exim Loan Agreement.

       Silicon and Borrower are entering into this Agreement to state the terms and conditions of certain modifications to the Loan Agreement and Schedule thereto, and the Exim Loan Agreement and Schedule thereto.

       2. MODIFICATIONS TO LOAN AGREEMENT AND SCHEDULE, AND EXIM LOAN AGREEMENT AND SCHEDULE.

              2.1 The Schedule to the Loan Agreement is hereby deleted and replaced by the Amended and Restated Schedule to Loan and Security Agreement attached to this Agreement as EXHIBIT A.

              2.2 The Schedule to the Exim Loan Agreement is hereby deleted and replaced by the Amended and Restated Schedule to Loan and Security Agreement (Exim Program) attached to this Agreement as EXHIBIT B.

              2.3 Borrower acknowledges and agrees that all Obligations, including without limitation Borrower's obligation to repay amounts advanced by Silicon to Borrower on the terms of the Loan Agreement and Schedule, and the Exim Loan Agreement and Schedule, as modified by this Loan Modification Agreement, are secured by all liens and security interests granted by Borrower to Silicon in the Loan Agreement and the Exim Loan Agreement. Borrower shall not grant a lien on, or security interest in, any of its patents, maskworks, copyrights, trademarks, tradenames, or service marks (in each case whether registered or not), or any applications for any of the foregoing, or any other intellectual property of Borrower without Silicon's prior written consent.

              2.4 Notwithstanding any provision of the Loan Agreement, provided that no Event of Default is then pending or would result from such loan by Borrower, Borrower shall be permitted to loan up to $3,000,000 to a limited liability company owned by Borrower's management, to finance the acquisition by such limited liability company of the stock in Borrower owned by Sundstrand Corporation.

       3. CONDITIONS PRECEDENT. This Loan Modification Agreement shall not take effect until Borrower delivers to Silicon a Certified Resolution of Borrower, an Acknowledgment of Guarantor by the guarantor of the Loan in the form attached hereto, joint and several Continuing Guaranties executed by the


Page 1 - LOAN MODIFICATION AGREEMENT
members of management of Borrower who are also direct or indirect shareholders of Borrower, in the form attached hereto, and such other documents as Silicon shall reasonably require to give effect to the terms of this Loan Modification Agreement.

       4. NO OTHER MODIFICATIONS. Except as expressly modified by this Loan Modification Agreement, the terms of the Loan Agreement and the Exim Loan Agreement shall remain unchanged and in full force and effect.
Silicon's agreement to modify the Loan Agreement and the Exim Loan Agreement pursuant to this Loan Modification Agreement shall not obligate Silicon to make any future modifications to the Loan Agreement, Exim Loan Agreement or any other loan document. Nothing in this Loan Modification Agreement shall constitute a satisfaction of any indebtedness of any Borrower to Silicon. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of the Loan Agreement, Exim Loan Agreement or any other loan document. No maker, endorser, or guarantor shall be released by virtue of this Loan Modification Agreement. The terms of this paragraph shall apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

       5.     REPRESENTATIONS AND WARRANTIES.

              5.1 The Borrower represents and warrants to Silicon that the execution, delivery and performance of this Agreement are within the Borrower's corporate powers, and have been duly authorized and are not in contravention of law or the terms of the Borrower's articles of incorporation, bylaws or of any undertaking to which the Borrower is a party or by which it is bound.

              5.2 The Borrower understands and agrees that in entering into this Agreement, Silicon is relying upon the Borrower's representations, warranties and agreements as set forth in the Loan Agreement, Exim Loan Agreement and other loan documents. Borrower hereby reaffirms all representations and warranties in the Loan Agreement, all of which are true as of the date of this Agreement.

                                   BORROWER:

                                          ADVANCED POWER TECHNOLOGY, INC.


                                          By:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------

                                   SILICON:

                                          SILICON VALLEY BANK



                                          By:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------


Page 2 - LOAN MODIFICATION AGREEMENT

                             ACKNOWLEDGMENT OF GUARANTOR

       The undersigned guarantor (1) consents to the modifications to the Loan Agreement and Schedule and the Exim Loan Agreement and Schedule stated in the attached Loan Modification Agreement between Silicon and the Borrower, and (2) ratifies the provisions of the guaranty executed by such guarantor for the benefit of Silicon and confirms that all provisions of such guaranty are in full force and effect and apply to the $2,500,000 Term Loan (as defined in such guaranty) notwithstanding the terms of the Loan Modification Agreement. Nothing in this Acknowledgment of Guarantor increases the obligations of such guarantor as stated in such guaranty.

                                                 ADVANCED ENERGY INDUSTRIES,
                                                 INC.



                                                 By:
                                                     --------------------------
                                                        Its:
                                                             ------------------






Page 3 - LOAN MODIFICATION AGREEMENT

                        [ATTACH FORM OF CONTINUING GUARANTY]
















Page 4 - LOAN MODIFICATION AGREEMENT

            AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT


Borrower:             Advanced Power Technology, Inc.

Address:              405 S.W. Columbia Street
                      Bend, Oregon 97702

Date:                 December 18, 1997


SECURED ACCOUNTS RECEIVABLE LINE OF CREDIT

CREDIT LIMIT:         An amount not to exceed the lesser of: (i) $3,000,000 at
                      any one time outstanding; or (ii) the amount of the "Borrowing Base", as defined below.

                      For purposes of this Schedule, the "Borrowing Base" shall mean the sum of (i) 80% of the Net Amount of Borrower's eligible accounts receivable, plus (ii) 50% of Borrower's "Eligible Inventory" (as defined below), up to a maximum advance of $1,250,000 against Eligible Inventory. Notwithstanding the foregoing, however, (a) the 50% advance rate as stated in clause (i) above shall be decreased to 25% beginning October 1, 1998, and continuing thereafter; and (b) the $1,250,000 sublimit on inventory advances as stated in clause (ii) above shall be decreased to $500,000 beginning October 1, 1998, and continuing thereafter. With respect to Borrower's accounts, "Net Amount" means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed. Borrower's "Eligible Inventory" means the Borrower's inventory held for sale in the United States or Canada, valued at the lower of wholesale cost or market value, which Silicon in its reasonable discretion deems eligible for borrowing, subject to the Backlog Covenant described below.

                      The amount of all letters of credit issued by Silicon at the request of the Borrower shall reduce, dollar for dollar, the amount otherwise available to be borrowed under the Borrowing Base formula described above. The amount otherwise available to be borrowed under the Borrowing Base formula described above shall also be reduced by one-half of the outstanding balance of Secured Term Loan No. 3 described below.

                      Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date unless otherwise agreed to in writing by Silicon, accounts subject to any contingencies, accounts owing from an account debtor outside the United States or billed or payable outside the United States (except for those backed by a letter of credit satisfactory to Silicon), accounts owing from governmental agencies unless otherwise agreed to in writing by Silicon, accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding,


Page 1 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT
                      accounts owing from an affiliate of the Borrower, and accounts subject to setoff, recoupment, counterclaim or any other demand by the account debtor. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor shall be deemed ineligible for borrowing.

                      Without limiting the fact that the determination of which inventory is eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: any inventory other than raw materials, work-in-process and finished goods that are owned by Borrower and located in Bend, Oregon; inventory that is used, obsolete or returned goods; inventory that is stored at a location other than the Borrowers' Address or any location owned, leased or rented by Borrowers and previously identified to Silicon; inventory that is subject to a landlord's lien; and inventory that is not in the possession of the Borrower.

INTEREST RATE:              If Borrower's Debt to Tangible Net Worth ratio is
                      greater than 2.00:1.00, the interest rate applicable to the Secured Accounts Receivable Line of Credit shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.25% per annum. If Borrower's Debt to Tangible Net Worth ratio is 2.00:1.00 or less, the interest rate applicable to the Secured Accounts Receivable Line of Credit shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.00% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. Changes in interest rate resulting from changes in Borrower's Debt to Tangible Net Worth ratio shall be effective on the first day of the month following the day on which Silicon receives Borrower's quarterly financial statement and calculation of its Debt to Tangible Net Worth ratio. Interest is payable monthly.

                      "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

COMMITMENT FEE:       $7,500, which is fully earned and payable at closing.

MATURITY DATE:        December 17, 1998, at which time all unpaid principal and
                      accrued but unpaid interest shall be due and payable.

LETTERS OF CREDIT:    Subject to the terms of this Agreement, as amended from
                      time to time, Silicon shall issue or cause to be issued under the Credit Limit standby and commercial letters of credit for the account of Borrower in an aggregate face amount not to exceed $1,000,000. Each such letter of credit shall have an expiry date of no later than the Maturity Date. All such letters of credit shall be, in form and substance, acceptable to Silicon in its sole discretion and shall be subject to the terms and conditions of Silicon's form application and letter of credit agreement, as executed by the Borrower from time to time.


Page 2 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT

FEES: The Borrower shall pay Silicon the fees and costs customarily charged by Silicon (at the time of issuance of the letter of credit) with respect to the issuance of letters of credit.


SECURED TERM LOAN NO. 1

CREDIT LIMIT:         An amount not to exceed $2,500,000.

PURPOSE: Borrower shall use the proceeds of this Secured Term Loan No. 1 to assist in financing the purchase of Sundstrand Corporation's 49% ownership interest in Borrower by a limited liability company owned by Borrower's management.


INTEREST RATE:        If Borrower's Debt to Tangible Net Worth ratio is greater
                      than 2.00:1.00, the interest rate applicable to the Secured Term Loan No. 1 shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.50% per annum. If Borrower's Debt to Tangible Net Worth ratio is
                      2.00:1.00 or less, the interest rate applicable to the Secured Term Loan No. 1 shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.25% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed.
                      "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate. Changes in interest rate resulting from changes in Borrower's
                      Debt to Tangible Net Worth ratio shall be effective on the first day of the month following the day on which Silicon receives Borrower's quarterly financial statement and calculation of its Debt to Tangible Net Worth ratio.
                       Interest is payable monthly.

MATURITY DATE:        December 17, 1999, at which time all unpaid principal and
                      accrued but unpaid interest shall be due and payable.

COMMITMENT
FEE:                  $1,500, which is fully earned and payable at closing.


SECURED EQUIPMENT TERM LOAN NO. 2

CREDIT LIMIT:         An amount not to exceed the lesser of (i) $500,000 at any
                      one time outstanding; or (ii) the amount of the "Equipment Borrowing Base", as defined below. For purposes of this Schedule, the "Equipment Borrowing Base" shall mean 90% of the invoice value of equipment purchased by Borrower after August 31, 1996. Silicon shall have no obligation to advance against taxes, freight charges, installation charges or other similar amounts relating to Borrower's equipment, whether or not such amounts are identified on the invoices submitted to Silicon. Equipment to be included in the Equipment
                      Borrowing Base must be new equipment, at the time of purchase by Borrower, owned by Borrower, in good working order, must not be subject to any liens in favor of any person or entity other than Silicon, and must be subject to a first priority, perfected security interest


Page 3 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT
                      in favor of Silicon. Silicon shall have no obligation to make advances against non-standard equipment, such as tooling, software and custom equipment. Silicon shall have no obligation to make advances on this Secured Equipment Term Loan after September 6, 1997. Silicon shall make advances under this Secured Equipment Term Loan No. 2 from time to time, based on invoices and other documentation as shall be requested by Silicon to support such advances. The Borrower's indebtedness to Silicon with respect to this Secured Equipment Term Loan No. 2 shall be evidenced by this Schedule and the Loan Agreement, not by a separate promissory note unless required by Silicon.

                      Borrower shall submit to Silicon such invoices, advance requests and other information, in form acceptable to Silicon, as Silicon shall reasonably require from time to time.

                      Once the maximum amount of the principal has been advanced under this Secured Equipment Term Loan No. 2, Borrower is no longer entitled to further advances on this Loan. Advances may be requested in writing by Borrower or an authorized person. Silicon may, but need not, require that all oral requests be confirmed in writing. The unpaid principal balance owing on this Secured Equipment Term Loan No. 2 at any time may be evidenced by Silicon's internal records, including daily computer print-outs (which Silicon shall provide to Borrower periodically).

PURPOSE: Borrowers shall use the proceeds of this Secured Equipment Term Loan No. 2 to finance the purchase of new equipment.

INTEREST RATE:        The interest rate applicable to the Secured Equipment
                      Term Loan shall be a rate equal to the "Prime Rate" (as defined above) in effect from time to time, plus 1.50% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime
                      Rate.

AMORTIZATION:         Borrower shall pay Silicon monthly payments of interest
                      only on the last day each month commencing with September
                      30, 1996. In addition, Borrower shall pay Silicon commencing on October 6, 1997, and continuing on the same day of each month thereafter, the amount necessary to repay fully the amount of the Secured Equipment Term Loan
                      No. 2 in 30 equal month payments.

MATURITY DATE:        March 6, 2000, at which time all unpaid principal and
                      accrued but unpaid interest, fees and other charges shall be due and payable.

COMMITMENT
FEE: $1,000, was paid at closing. This fee is fully earned at closing and is non-refundable.


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

SECURED TERM LOAN NO. 3

CREDIT LIMIT:         An amount not to exceed $500,000, in a single advance.

PURPOSE: Borrowers shall use the proceeds of this Secured Term Loan No. 3 to assist in financing the purchase of Sundstrand Corporation's 49% ownership interest in Borrower by a limited liability company owned by Borrower's management.

INTEREST RATE:        If Borrower's Debt to Tangible Net Worth ratio is greater
                      than 2.00:1.00, the interest rate applicable to the Secured Term Loan No. 3 shall be a rate equal to the "Prime Rate" (as defined above) in effect from time to time, plus 1.75% per annum. If Borrower's Debt to Tangible Net Worth ratio is 2.00:1.00 or less, the interest rate applicable to the Secured Term Loan No. 3 shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.50% per annum Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. Changes in interest rate resulting from changes in Borrower's Debt to Tangible Net
                      Worth ratio shall be effective on the first day of the month following the day on which Silicon receives
                      Borrower's quarterly financial statement and calculation of its Debt to Tangible Net Worth ratio. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

AMORTIZATION:         Borrower shall pay Silicon monthly payments of interest
                      on the last day each month commencing with January, 1998.
                      In addition, Borrower shall pay Silicon on the last day of each month, commencing with January, 1998, the amount necessary to repay fully the amount of the Secured Term
                      Loan No. 3 in 36 equal monthly payments.

MATURITY DATE:        December 17, 2000, at which time all unpaid principal and
                      accrued but unpaid interest, fees and other charges shall be due and payable.

COMMITMENT
FEE: $1,250, payable at closing. This fee is fully earned at closing and is non-refundable.


PRIOR NAMES OF
BORROWER:             See Exhibit B

TRADE NAMES OF
BORROWER:             See Exhibit B

OTHER LOCATIONS
AND ADDRESSES:        See Exhibit B

MATERIAL ADVERSE
LITIGATION:           See Exhibit B


Page 5 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT

FINANCIAL
COVENANTS:            The Borrower, exclusive of the results of operations of
                      Advanced Power Technology Europe, S.A. ("APT-Europe"), shall comply with all of the following covenants, all of which shall be determined and measured quarterly in accordance with generally accepted accounting principles, except as otherwise stated below:

TANGIBLE NET
WORTH: Borrower shall at all times maintain a Tangible Net Worth (defined below) of not less than $2,250,000 (the "Initial Minimum Tangible Net Worth) for the quarter ending December 31, 1997, and increasing by $500,000 for each quarter thereafter, measured quarterly.

DEBT TO TANGIBLE
NET WORTH RATIO:      Borrower shall maintain a ratio of total book liabilities
                      (less the outstanding balance of Secured Term Loan No. 1 and accrued interest thereon, less debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon, and accrued interest thereon, less deferred revenue) to Tangible Net
                      Worth, measured quarterly, of:

                      - Not more than 3.50:1.00 for the quarter ending December 31, 1997
                      - Not more than 3.25:1.00 for the quarter ending March 31, 1998
                      - Not more than 2.75:1.00 for the quarter ending June 30, 1998
                      - Not more than 2.00:1.00 for the quarter ending September 30, 1998, and each quarter thereafter

QUICK RATIO:          Borrower shall maintain a ratio of Quick Assets (defined
                      below) to current liabilities of not less than 0.50:1.00
                      through March 31, 1998, and not less than 0.60:1.00
                      thereafter, measured quarterly.
BACKLOG TO
INVENTORY RATIO:      Borrower shall maintain a ratio of Backlog (as defined
                      below) to the book value of inventory of at least
                      2.00:1.00, measured monthly on a rolling three month average. In the event that the ratio of Backlog to book value of inventory is less than 2.00:1.00 for two consecutive months, the definition of Borrowing Base for the Secured Accounts Receivable Line of Credit shall be revised to prohibit borrowing against Eligible Inventory for a period of 30 consecutive days each year.

PROFITABILITY:        Borrower shall not incur a loss in any amount for any
                      quarter. For purposes of this paragraph, "loss" means net book income, plus any loss from APT-Europe, plus depreciation and amortization, less any income from APT-Europe.

DEBT SERVICE
COVERAGE RATIO:       Borrower shall maintain on an annualized basis a Debt
                      Service Coverage Ratio of not less than 2.00:1.00, measured as of the end of each fiscal quarter of Borrower.


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

LOANS TO
SUBSIDIARY:           Borrower shall limit its loans to its wholly owned
                      subsidiary, APT-Europe, to a maximum of $950,000 plus 25% of any new equity at any one time, measured monthly.

RELEASE OF
GUARANTIES:           At such time as Silicon releases the Continuing
                      Guaranties provided by direct or indirect shareholders of Borrower, as a result of additional equity contributions to Borrower of at least $2,000,000 after the date hereof, the Initial Minimum Tangible Net Worth stated above would immediately increase by 75% of such additional equity, the Debt to Tangible Net Worth covenant would immediately reduce to not more than 2.00:1.00, and the Quick Ratio would immediately increase to not less than 0.60:1.00.

DEFINITIONS:          "Backlog" is defined as the book value of orders received
                      by Borrower, backed by purchase orders, for shipment of product within 12 months.

                      "Debt Service Coverage Ratio" means quarterly net book income, plus any loss from APT-Europe, plus depreciation and amortization, less any income from APT-Europe, plus interest, plus taxes (EBITDA) multiplied by four (4), divided by the Current Maturities of Long-Term Debt (CMLTD) plus interest for that quarter multiplied by four (4).

                      "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-I" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (including accounts owing to Borrower's affiliate APT-Europe) net of allowance for doubtful accounts.

                      "Tangible Net Worth" means stockholders' equity plus the outstanding balance of the Secured Term Loan No. 1 and accrued interest thereon, plus debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon, and accrued interest thereon, plus the amount of Borrower's negative equity investment in Borrower's affiliate APT-Europe, less goodwill, patents, capitalized software costs, deferred organizational costs, tradenames, trademarks, and all other assets which would be classified as intangible assets under generally accepted accounting principles, less the note receivable from Tremoliere LLC, less the note receivable from Borrower's affiliate APT-Europe, less the amount of Borrower's positive equity investment in APT-Europe.

OTHER COVENANTS:      Borrower shall at all times comply with all of the
                      following additional covenants:

                      BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                      FINANCIAL STATEMENTS AND REPORTS. The Borrower shall provide Silicon: (a) within 30 days after the end of each month, a monthly financial statement for Borrower and APT-Europe (consisting of a income statement and a balance sheet)


Page 7 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT
                      prepared by the Borrower in accordance with generally accepted accounting principles; (b) within 20 days after the end of each month, an accounts receivable aging report, an inventory report and an accounts payable aging report, in such form as Silicon shall reasonably specify;
                      (c) within 20 days after the end of each month, a Borrowing Base Certificate in the form attached to this Agreement as Exhibit A, as Silicon may reasonably modify such Certificate from time to time, signed by the Chief Financial Officer of the Borrower; (d) within 30 days after the end of each month, a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, setting forth calculations showing compliance (at the end of each such calendar month) with the financial covenants set forth on the Schedule, and certifying that throughout such month the Borrower was in full compliance with all other terms and conditions of this Agreement and the Schedule, and providing such other information as Silicon shall reasonably request; and (e) within 90 days following the end of the Borrower's fiscal year, complete annual CPA-audited financial statements, such audit being conducted by independent certified public accountants reasonably acceptable to Silicon, together with an unqualified opinion of such accountants.

CONDITIONS TO
CLOSING: Without in any way limiting the discretionary nature of advances under this Agreement, before requesting any such advance, the Borrower shall satisfy each of the following conditions:

1.  LOAN DOCUMENTS:

                      Silicon shall have received this Agreement, the Schedule, joint and several Continuing Guaranties and such other loan documents as Silicon shall require, each duly executed and delivered by the parties thereto.

2.  DOCUMENTS RELATING
TO AUTHORITY, ETC.:

                      Silicon shall have received each of the following in form and substance satisfactory to it:

                      (a) Certified Copies of the Articles of Incorporation and Bylaws of the Borrower;

                      (b) A Certificate of Good Standing issued by the Secretary of State of the Borrower's state of incorporation and such other states as Silicon may reasonably request with respect to the Borrower;

                      (c) A certified copy of a Resolution adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, and any other documents or certificates to be executed by the Borrower in connection with this transaction; and




Page 8 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT

                      (d) Incumbency Certificates describing the office and identifying the specimen signatures of the individuals signing all such loan documents on behalf of the Borrower.

3.  PERFECTION AND
PRIORITY OF SECURITY: Silicon shall have received evidence satisfactory to it that its security interest in the Collateral has been duly perfected and that such security interest is prior to all other liens, charges, security interests, encumbrances and adverse claims in or to the Collateral other than Permitted Liens, which evidence shall include, without limitation, a certificate from the Oregon Secretary of State showing the due filing and first priority of the UCC Financing Statements to be signed by the Borrower covering the Collateral.

4.  INSURANCE:        Silicon shall have received evidence satisfactory to it
                      that all insurance required by this Agreement is in full force and effect, with loss payee designations and additional insured designations as required by this Agreement.

5.  OTHER INFORMATION:

                      Silicon shall have received such other statements, opinions, certificates, documents and information with respect to matters contemplated by this Agreement as it may reasonably request, all of which must be reasonably acceptable to Silicon.

                      Silicon shall have conducted an examination of the Borrower's books, records, ledgers, journals, and registers, as Silicon may deem necessary, and shall be satisfied with the results of such examination in its sole discretion.


       Silicon and the Borrower agree that the terms of this Schedule supplement the Loan and Security Agreement between Silicon and the Borrower and agree to be bound by the terms of this Schedule.

                                   BORROWER:

                                   ADVANCED POWER TECHNOLOGY, INC.


                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------

                                   SILICON:

                                   SILICON VALLEY BANK


                                   By:
                                      --------------------------------------
                                   Title:
                                         -----------------------------------


Page 9 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                      EXHIBIT A

                         [INSERT BORROWING BASE CERTIFICATE]



















Page 10 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                      EXHIBIT B

                              [DISCLOSURES BY BORROWER]


















Page 11 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT

            AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                    (EXIM PROGRAM)


Borrower:                Advanced Power Technology, Inc.

Address:                 405 S.W. Columbia Street
                         Bend, Oregon 97702

Date:                    December 18, 1997


NON-EXIM AGREEMENT;
CROSS-COLLATERALIZATION;
CROSS-DEFAULT:

                         Silicon and the Borrower are parties to that certain other Loan and Security Agreement of even date (the "Non-Exim Agreement"). Both this Agreement and the Non-Exim Agreement shall continue in full force and effect, and all rights and remedies under this Agreement and the Non-Exim Agreement are cumulative. The term "Obligations" as used in this Agreement and in the Non-Exim Agreement shall include without limitation the obligation to pay when due all Loans made pursuant to this Agreement (the "Exim Loans") and all interest thereon and the obligation to pay when due all Loans made pursuant to the Non-Exim Agreement (the "Non-Exim Loans") and all interest thereon. Without limiting the generality of the foregoing, all "Collateral" as defined in this Agreement and as defined in the Non-Exim Agreement shall secure all Exim Loans and all Non-Exim Loans and interest thereon, and all other Obligations. Any Event of Default under this Agreement shall constitute an Event of Default under the Non-Exim Agreement, and any Event of Default under the Non-Exim Agreement shall also constitute an Event of Default under this Agreement. In the event Silicon assigns its rights under this Agreement and/or under any Note evidencing Exim Loans and/or its rights under the Non-Exim Agreement and/or under any Note evidencing Non-Exim Loans, to any third party, including without limitation the Export-Import Bank of the United States ("Exim Bank"), whether before or after the occurrence of any Event of Default, Silicon shall have the right (but not any obligation), in its sole discretion, to allocate and apportion Collateral to the Agreement and/or Note assigned and to specify the priorities of the respective security interests in such Collateral between itself and the assignee, all without notice to or consent of the Borrower.

                         This Agreement is subject to all of the terms and conditions of the Borrower Agreement attached hereto as Exhibit A, and all documents attached to such Borrower Agreement (collectively, the "Exim Documents"), all of which are hereby incorporated herein by this reference. Borrower shall perform all of the obligations and comply with all of the affirmative and negative covenants and all other terms and conditions set forth in the Exim Documents as though such obligations and covenants were expressly set forth herein, and all of which are hereby incorporated herein by this reference. In the event of any conflict between the terms of the Exim Documents and the terms of the Exim Loan Agreement or the Schedule or any related promissory note, whichever terms are more restrictive on Borrower shall apply.

EXPORT LINE OF CREDIT
CREDIT LIMIT:
(Section 1. 1)
EXIM LOANS:              An amount not to exceed the lesser of:

                         (a) $1,750,000 at any one time outstanding; or

                         (b) a total of (i) 90% of the value of Borrower's eligible export receivables, which are eligible for borrowing as provided below, plus (ii) 70% of the value of Borrower's eligible exportable inventory which is eligible for borrowing as provided below, which Silicon in its reasonable discretion deems eligible for borrowing.

                         Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date unless otherwise agreed to in writing by Silicon, accounts subject to any contingencies, accounts billed or payable outside the United States (except for those backed by a letter of credit satisfactory to Silicon), accounts owing from governmental agencies unless otherwise agreed to in writing by Silicon, accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of the Borrower, accounts subject to setoff, recoupment, counterclaim or any other demand by the account debtor. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor shall be deemed ineligible for borrowing.

                         Without limiting the fact that the determination of which inventory is eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: any inventory other than raw materials, work-in-process and finished goods that are owned by Borrower and located in Bend, Oregon; inventory that is used, obsolete or returned goods; inventory that is stored at a location other than the Borrowers' Address or any location owned, leased or rented by Borrowers and previously identified to Silicon; inventory that is subject to a landlord's lien; and inventory that is not in the possession of the Borrower.

AGREEMENT SUBJECT
TO EXIM GUARANTEE;
COSTS: This Agreement is subject to all of the terms and conditions of the Exim Guarantee (including without limitation the Transaction Attachment thereto and Special Conditions thereto) which are hereby incorporated herein by this reference. Borrower expressly agrees to perform all of the obligations and comply with all of the affirmative and negative covenants and all other terms and conditions set forth in the Exim Guarantee as though the same were expressly set forth herein, and all of the same are hereby incorporated herein by this reference. In the event of any conflict between the terms of the Exim Guarantee and the other terms of this Agreement, whichever terms are more restrictive shall apply. Borrower shall reimburse Silicon for all fees and out of pocket expenses incurred by Silicon with respect to the Exim Guarantee, including without limitation all facility fees and usage fees, and Silicon is authorized to debit Borrower's account with Silicon for such fees, costs and expenses when paid by Silicon.

INTEREST RATE:           If Borrower's Debt to Tangible Net Worth ratio is
                         greater than 2.00:1.00, the interest rate applicable to the Export Line of Credit shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.25% per annum. If Borrower's Debt to Tangible Net Worth ratio is 2.00:1.00 or less, the interest rate applicable to the Export Line of Credit shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.00% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. Changes in interest rate resulting from changes in Borrower's Debt to Tangible
                         Net Worth ratio shall be effective on the first day of the month following the day on which Silicon receives
                         Borrower's quarterly financial statement and calculation of its Debt to Tangible Net Worth ratio.
                         Interest is payable monthly.

                         "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION
FEE:                     $26,250, which is fully earned and payable at closing.

MATURITY DATE:           December 17, 1998, at which time all unpaid principal
                         and accrued but unpaid interest shall be due and payable.

PRIOR NAMES OF
BORROWER:                See Exhibit B

TRADE NAMES OF
BORROWER:                See Exhibit B

OTHER LOCATIONS
AND ADDRESSES:           See Exhibit B

MATERIAL ADVERSE
LITIGATION:              See Exhibit B

FINANCIAL
COVENANTS:               The Borrower, exclusive of the results of operations of
                         Advanced Power Technology Europe, S.A. ("APT-Europe") shall comply with all of the following covenants, all of which shall be determined and measured quarterly in accordance with generally accepted accounting principles, except as otherwise stated below:

TANGIBLE NET
WORTH: Borrower shall at all times maintain a Tangible Net Worth (defined below) of not less than $2,250,000 (the "Initial Minimum Tangible Net Worth") for the quarter ending December 31, 1997, and increasing by $500,000 for each quarter thereafter, measured quarterly.

DEBT TO TANGIBLE
NET WORTH RATIO:         Borrower shall maintain a ratio of total book
                         liabilities (less the outstanding balance of Secured
                         Term Loan No. 1 and accrued interest thereon, less debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon, and accrued interest thereon, less deferred revenue) to Tangible Net Worth, measured quarterly, of:

                         - Not more than 3.50:1.00 for the quarter ending December 31, 1997
                         - Not more than 3.25:1.00 for the quarter ending March 31, 1998
                         - Not more than 2.75:1.00 for the quarter ending June 30, 1998
                         - Not more than 2.00:1.00 for the quarter ending September 30, 1998, and each quarter thereafter

QUICK RATIO:             Borrower shall maintain a ratio of Quick Assets
                         (defined below) to current liabilities of not less than
                         0.50:1.00 through March 31, 1998, and not less than
                         0.60:1.00 thereafter, measured quarterly.
BACKLOG TO
INVENTORY RATIO:         Borrower shall maintain a ratio of Backlog (as defined
                         below) to the book value of inventory of at least
                         2.00:1.00, measured monthly on a rolling three month average. In the event that the ratio of Backlog to book value of inventory is less than 2.00:1.00 for two consecutive months, the definition of Borrowing Base for the Secured Accounts Receivable Line of Credit shall be revised to prohibit borrowing against Eligible
                         Inventory for a period of 30 consecutive days each year.

PROFITABILITY:           Borrower shall not incur a loss in any amount for any
                         quarter. For purposes of this paragraph, "loss" means net book income, plus any loss from APT-Europe, plus depreciation and amortization, less any income from APT-Europe.

DEBT SERVICE
COVERAGE RATIO:          Borrower shall maintain on an annualized basis a Debt
                         Service Coverage Ratio of not less than 2.00:1.00, measured as of the end of each fiscal quarter of Borrower.

LOANS TO
SUBSIDIARY:              Borrower shall limit its loans to its wholly owned
                         subsidiary, APT-Europe, to a maximum of $950,000 plus
                         25% of any new equity at any one time, measured monthly.

RELEASE OF

GUARANTIES:              At such time as Silicon releases the Continuing
                         Guaranties provided by direct or indirect shareholders of Borrower, as a result of additional equity contributions to Borrower of at least $2,000,000 after the date hereof, the Initial Minimum Tangible Net Worth stated above would immediately increase by 75% of such additional equity, the Debt to Tangible Net Worth covenant would immediately reduce to not more than 2.00:1.00, and the Quick Ratio would immediately increase to not less than 0.60:1.00.

DEFINITIONS:             "Backlog" is defined as the book value of orders
                         received by Borrower, backed by purchase order, for shipment of product within 12 months.

                         "Debt Service Coverage Ratio" means quarterly net book income, plus any loss from APT-Europe, plus depreciation and amortization, less any income from APT-Europe, plus interest, plus taxes (EBITDA) multiplied by four (4), divided by the Current Maturities of Long-Term Debt (CMLTD) plus interest for that quarter multiplied by four (4).

                         "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-I" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (including accounts owing to Borrower's affiliate of APT-Europe) net of allowance for doubtful accounts.

                         "Tangible Net Worth" means stockholders' equity plus the outstanding balance of the Secured Term Loan No. 1 and accrued interest thereon, plus debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon, and accrued interest thereon, plus the amount of Borrower's negative equity investment in Borrower's affiliate APT-Europe, less goodwill, patents, capitalized software costs, deferred organizational costs, tradenames, trademarks, and all other assets which would be classified as intangible assets under generally accepted accounting principles, less the note receivable from Tremoliere LLC, less the note receivable from Borrower's affiliate APT-Europe, less the amount of Borrower's positive equity investment in APT-Europe.

OTHER COVENANTS:         Borrower shall at all times comply with all of the
                         following additional covenants:

                         BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                         EXIM BANK REQUIREMENTS. Borrower shall at all times conform the rules and regulations of the Export-Import Bank of the United States.

                         FINANCIAL STATEMENTS AND REPORTS. The Borrower shall provide Silicon: (a) within 30 days after the end of each month, a monthly financial statement for Borrower and APT-Europe (consisting of a income statement and a balance sheet) prepared by the Borrower in accordance with generally accepted accounting principles; (b) within 20 days after the end of each month, an accounts receivable aging report, an inventory report and an accounts payable aging report, in such form as Silicon shall reasonably specify; (c) within 20 days after the end of each month, a Borrowing Base Certificate in the form attached to this Agreement as Exhibit A, as Silicon may reasonably modify such Certificate from time to time, signed by the Chief Financial Officer of the Borrower; (d) within 30 days after the end of each month, a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, setting forth calculations showing compliance (at the end of each such calendar month) with the financial covenants set forth on the Schedule, and certifying that throughout such month the Borrower was in full compliance with all other terms and conditions of this Agreement and the Schedule, and providing such other information as Silicon shall reasonably request; and
                         (e) within 90 days following the end of the Borrower's fiscal year, complete annual CPA-audited financial statements, such audit being conducted by independent certified public accountants reasonably acceptable to Silicon, together with an unqualified opinion of such accountants.

CONDITIONS TO
CLOSING: Without in any way limiting the discretionary nature of advances under this Agreement, before requesting any such advance, the Borrower shall satisfy each of the following conditions:

1.  LOAN DOCUMENTS:

                         Silicon shall have received this Agreement, the Schedule, joint and several Continuing Guaranties, and such other loan documents as Silicon shall require, each duly executed and delivered by the parties thereto.

2.  DOCUMENTS RELATING
TO AUTHORITY, ETC.:

                         Silicon shall have received each of the following in form and substance satisfactory to it:

                         (a) Certified Copies of the Articles of Incorporation and Bylaws of the Borrower;

                         (b) A Certificate of Good Standing issued by the Secretary of State of the Borrower's state of incorporation and such other states as Silicon may reasonably request with respect to the Borrower;

                         (c) A certified copy of a Resolution adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, and any other documents or certificates to be executed by the Borrower in connection with this transaction; and

                         (d) Incumbency Certificates describing the office and identifying the specimen signatures of the individuals signing all such loan documents on behalf of the Borrower.

3.  PERFECTION AND

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

PRIORITY OF SECURITY:    Silicon shall have received evidence satisfactory to it
                         that its security interest in the Collateral has been duly perfected and that such security interest is prior to all other liens, charges, security interests, encumbrances and adverse claims in or to the Collateral other than Permitted Liens, which evidence shall include, without limitation, a certificate from the Oregon Secretary of State showing the due filing and first priority of the UCC Financing Statements to be signed by the Borrower covering the Collateral.

4.  INSURANCE:           Silicon shall have received evidence satisfactory to it
                         that all insurance required by this Agreement is in full force and effect, with loss payee designations and additional insured designations as required by this Agreement.

5.  OTHER INFORMATION:

                         Silicon shall have received such other statements, opinions, certificates, documents and information with respect to matters contemplated by this Agreement as it may reasonably request, all of which must be acceptable to Silicon.

                         Silicon shall have conducted an examination of the Borrower's books, records, ledgers, journals, and registers, as Silicon may deem necessary, and shall be satisfied with the results of such examination in its sole discretion.

                         Exim Bank shall have agreed to guarantee payment of ninety percent (90%) of the Loan and all interest accrued thereon, subject to the terms of a master guarantee agreement between Exim Bank and Silicon.


     Silicon and the Borrower agree that the terms of this Schedule supplement the Loan and Security Agreement between Silicon and the Borrower and agree to be bound by the terms of this Schedule.

                                   BORROWER:

                                   ADVANCED POWER TECHNOLOGY, INC.


                                   By:
                                      ----------------------------------
                                   Title:
                                         -------------------------------

                                   SILICON:

                                   SILICON VALLEY BANK


                                   By:
                                      ----------------------------------
                                   Title:
                                         -------------------------------

                                      EXHIBIT A

                           [INSERT EXIM BORROWER AGREEMENT]

                                      EXHIBIT B

                            [INSERT BORROWER DISCLOSURES]

                             LOAN MODIFICATION AGREEMENT



BETWEEN: Advanced Power Technology, Inc., a Delaware corporation ("Borrower"), whose address is 405 S.W. Columbia Street, Bend, Oregon 97702;

AND: Silicon Valley Bank ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054;

DATE:     January 6, 2000


     This Loan Modification Agreement is entered into on the above date by Borrower and Silicon.

     1. BACKGROUND. Borrower entered into a Loan and Security Agreement (as amended from time to time, the "Loan Agreement") and a Loan and Security Agreement (Exim Program) (as amended from time to time, the "Exim Loan Agreement") with Silicon in December, 1997. Capitalized terms used in this Loan Modification Agreement shall, unless otherwise defined in this Agreement, have the meaning given to such terms in the Loan Agreement and the Exim Loan Agreement.

     Silicon and Borrower are entering into this Agreement to state the terms and conditions of certain modifications to the Loan Agreement and Schedule thereto, and the Exim Loan Agreement and Schedule thereto.

     2. MODIFICATIONS TO LOAN AGREEMENT AND SCHEDULE, AND EXIM LOAN AGREEMENT AND SCHEDULE.

          2.1 The Schedule to the Loan Agreement is hereby deleted and replaced by the Amended and Restated Schedule to Loan and Security Agreement attached to this Agreement as EXHIBIT A.

          2.2 The Schedule to the Exim Loan Agreement is hereby deleted and replaced by the Amended and Restated Schedule to Loan and Security Agreement (Exim Program) attached to this Agreement as EXHIBIT B.

          2.3 Borrower acknowledges and agrees that all Obligations, including without limitation Borrower's obligation to repay amounts advanced by Silicon to Borrower on the terms of the Loan Agreement and Schedule, and the Exim Loan Agreement and Schedule, as modified by this Loan Modification Agreement, are secured by all liens and security interests granted by Borrower to Silicon in the Loan Agreement and the Exim Loan Agreement. Borrower shall not grant a lien on, or security interest in, any of its patents, maskworks, copyrights, trademarks, tradenames, or service marks (in each case whether registered or not), or any applications for any of the foregoing, or any other intellectual property of Borrower without Silicon's prior written consent.

     3. CONDITIONS PRECEDENT. This Loan Modification Agreement shall not take effect until Borrower delivers to Silicon a Certified Resolution of Borrower, an Acknowledgment of Guarantor by all of the guarantors of the Loan in the form attached hereto, in the form attached hereto, and such other documents as Silicon shall reasonably require to give effect to the terms of this Loan Modification Agreement.

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

     4. NO OTHER MODIFICATIONS. Except as expressly modified by this Loan Modification Agreement, the terms of the Loan Agreement and the Exim Loan Agreement shall remain unchanged and in full force and effect. Silicon's agreement to modify the Loan Agreement and the Exim Loan Agreement pursuant to this Loan Modification Agreement shall not obligate Silicon to make any future modifications to the Loan Agreement, Exim Loan Agreement or any other loan document. Nothing in this Loan Modification Agreement shall constitute a satisfaction of any indebtedness of any Borrower to Silicon. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of the Loan Agreement, Exim Loan Agreement or any other loan document. No maker, endorser, or guarantor shall be released by virtue of this Loan Modification Agreement. The terms of this paragraph shall apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

     5.   REPRESENTATIONS AND WARRANTIES.

          5.1 The Borrower represents and warrants to Silicon that the execution, delivery and performance of this Agreement are within the Borrower's corporate powers, and have been duly authorized and are not in contravention of law or the terms of the Borrower's articles of incorporation, bylaws or of any undertaking to which the Borrower is a party or by which it is bound.

          5.2 The Borrower understands and agrees that in entering into this Agreement, Silicon is relying upon the Borrower's representations, warranties and agreements as set forth in the Loan Agreement, Exim Loan Agreement and other loan documents. Borrower hereby reaffirms all representations and warranties in the Loan Agreement, all of which are true as of the date of this Agreement.

                         BORROWER:

                              ADVANCED POWER TECHNOLOGY, INC.


                              By:
                                     -------------------------------------
                              Name:
                                     -------------------------------------
                              Title:
                                     -------------------------------------


                         SILICON:

                              SILICON VALLEY BANK


                              By:
                                     -------------------------------------
                              Name:
                                     -------------------------------------
                              Title:
                                     -------------------------------------

                                     EXHIBIT A

            AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT


Borrower:           Advanced Power Technology, Inc.

Address:            405 S.W. Columbia Street
                    Bend, Oregon 97702

Date:               January 6, 2000


SECURED ACCOUNTS RECEIVABLE LINE OF CREDIT

CREDIT LIMIT:       An amount not to exceed the lesser of: (i) $3,000,000 at any one time outstanding; or (ii) the amount of the "Borrowing
                    Base", as defined below.

                    For purposes of this Schedule, the "Borrowing Base" shall mean the sum of (i) 80% of the Net Amount of Borrower's eligible accounts receivable, plus (ii) 50% of Borrower's "Eligible Inventory" (as defined below), up to a maximum advance of $1,250,000 against Eligible Inventory. With respect to Borrower's accounts, "Net Amount" means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed. Borrower's "Eligible Inventory" means the Borrower's inventory held for sale in the United States or Canada, valued at the lower of wholesale cost or market value, which Silicon in its reasonable discretion deems eligible for borrowing, subject to the Backlog Covenant described below.

                    The amount of all letters of credit issued by Silicon at the request of the Borrower shall reduce, dollar for dollar, the amount otherwise available to be borrowed under the Borrowing Base formula described above. The amount otherwise available to be borrowed under the Borrowing Base formula described above shall also be reduced by one-half of the outstanding balance of Secured Term Loan No. 3 described below.

                    Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date unless otherwise agreed to in writing by Silicon, accounts subject to any contingencies, accounts owing from an account debtor outside the United States or billed or payable outside the United States (except for those backed by a letter of credit satisfactory to Silicon), accounts owing from governmental agencies unless otherwise agreed to in writing by Silicon, accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of the Borrower, and accounts subject to setoff, recoupment, counterclaim or any other demand by the account debtor. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise then all accounts owing from that account debtor shall be deemed ineligible for borrowing.

                    Without limiting the fact that the determination of which inventory is eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: any inventory other than raw materials, work-in-process and finished goods that are owned by Borrower and located in Bend, Oregon; inventory that is used, obsolete or returned goods; inventory that is stored at a location other than the Borrowers' Address or any location owned, leased or rented by Borrowers and previously identified to Silicon; inventory that is subject to a landlord's lien; and inventory that is not in the possession of the Borrower.

INTEREST RATE:      If Borrower's Debt to Tangible Net Worth ratio is greater
                    than 2.00:1.00, the interest rate applicable to the Secured
                    Accounts Receivable Line of Credit shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.25% per annum. If Borrower's Debt to Tangible Net Worth ratio is
                    2.00:1.00 or less, the interest rate applicable to the Secured Accounts Receivable Line of Credit shall be a rate equal to the "Prime Rate" in effect from time to time, plus
                    1.00% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. Changes in interest rate resulting from changes in Borrower's Debt to Tangible Net Worth ratio shall be effective on the first day of the month following the day on which Silicon receives Borrower's quarterly financial statement and calculation of its Debt to Tangible Net Worth ratio. Interest is payable monthly.

                    "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN FEE:           No new fee.

MATURITY DATE:      March 31, 2000, at which time all unpaid principal and
                    accrued but unpaid interest shall be due and payable.

LETTERS OF CREDIT:  Subject to the terms of this Agreement, as amended from time to time, Silicon shall issue or cause to be issued under the Credit Limit standby and commercial letters of credit for the account of Borrower in an aggregate face amount not to exceed $1,000,000. Each such letter of credit shall have an expiry date of no later than the Maturity Date. All such letters of credit shall be, in form and substance, acceptable to Silicon in its sole discretion and shall be subject to the terms and conditions of Silicon's form application and letter of credit agreement, as executed by the Borrower from time to time.

FEES: The Borrower shall pay Silicon the fees and costs customarily charged by Silicon (at the time of issuance of the letter of credit) with respect to the issuance of letters of credit.

SECURED TERM LOAN NO. 1

CREDIT LIMIT:       An amount not to exceed $2,500,000.

PURPOSE: Borrower used the proceeds of this Secured Term Loan No. 1 to assist in financing the purchase of Sundstrand Corporation's 49% ownership interest in Borrower by a limited liability company owned by Borrower's management.

INTEREST RATE:      If Borrower's Debt to Tangible Net Worth ratio is greater
                    than 2.00:1.00, the interest rate applicable to the Secured
                    Term Loan No. 1 shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.50% per annum.  If
                    Borrower's Debt to Tangible Net Worth ratio is 2.00:1.00 or less, the interest rate applicable to the Secured Term Loan
                    No. 1 shall be a rate equal to the "Prime Rate" in effect
                    from time to time, plus 1.25% per annum.  Interest
                    calculations shall be made on the basis of a 360-day year
                    and the actual number of days elapsed.  "Prime Rate" means the rate announced from time to time by Silicon as its
                    "prime rate"; it is a base rate upon which other rates
                    charged by Silicon are based, and it is not necessarily the best rate available at Silicon.  The interest rate
                    applicable to the Obligations shall change on each date
                    there is a change in the Prime Rate. Changes in interest
                    rate resulting from changes in Borrower's Debt to Tangible
                    Net Worth ratio shall be effective on the first day of the month following the day on which Silicon receives Borrower's quarterly financial statement and calculation of its Debt to
                    Tangible Net Worth ratio.    Interest is payable monthly.

MATURITY DATE:      March 31, 2000, at which time all unpaid principal and
                    accrued but unpaid interest shall be due and payable.

CONTINUING
GUARANTY:           This facility is guaranteed by Advanced Energy Industries,
                    Inc., pursuant to that certain Amended and Restated Guaranty and Subordination Agreement dated as of December 22, 1997.

SECURED EQUIPMENT TERM LOAN NO. 2

CREDIT LIMIT:       An amount not to exceed the lesser of (i) $500,000 at any
                    one time outstanding; or (ii) the amount of the "Equipment
                    Borrowing Base," as defined below. For purposes of this Schedule, the "Equipment Borrowing Base" meant 90% of the invoice value of equipment purchased by Borrower after August 31, 1996. Silicon had no obligation to advance against taxes, freight charges, installation charges or other similar amounts relating to Borrower's equipment, whether or not such amounts were identified on the invoices submitted to Silicon. Equipment included in the Equipment
                    Borrowing Base was required to be new equipment, at the time of purchase by Borrower, owned by Borrower, in good working order, not subject to any liens in favor of any person or entity other than Silicon, and were subject to a first priority, perfected security interest in favor of Silicon.
                    Silicon had no obligation to make advances against non-standard equipment, such as tooling, software and custom equipment. Silicon had no obligation to make advances on this Secured Equipment Term Loan after September 6, 1997.
                    Silicon made
                    advances under this Secured Equipment Term Loan No. 2 from time to time, based on invoices and other documentation as requested by Silicon to support such advances. The
                    Borrower's indebtedness to Silicon with respect to this Secured Equipment Term Loan No. 2 shall be evidenced by this
                    Schedule and the Loan Agreement, not by a separate promissory note unless required by Silicon.

                    Borrower shall submit to Silicon such invoices, advance requests and other information, in form acceptable to Silicon, as Silicon shall reasonably require from time to time.

                    Once the maximum amount of the principal was advanced under this Secured Equipment Term Loan No. 2, Borrower was no longer entitled to further advances on this Loan. Advances were to be requested in writing by Borrower or an authorized person. Silicon may, but need not, require that all oral requests be confirmed in writing. The unpaid principal balance owing on this Secured Equipment Term Loan No. 2 at any time may be evidenced by Silicon's internal records, including daily computer print-outs (which Silicon shall provide to Borrower periodically).

PURPOSE: Borrowers used the proceeds of this Secured Equipment Term Loan No. 2 to finance the purchase of new equipment.

INTEREST RATE:      The interest rate applicable to the Secured Equipment Term
                    Loan shall be a rate equal to the "Prime Rate" (as defined above) in effect from time to time, plus 1.50% per annum.
                    Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

AMORTIZATION:       Borrower shall pay Silicon monthly payments of interest only on the last day each month commencing with September 30, 1996. In addition, Borrower shall pay Silicon commencing on October 6, 1997, and continuing on the same day of each month thereafter, the amount necessary to repay fully the amount of the Secured Equipment Term Loan No. 2 in 30 equal month payments.

MATURITY DATE:      March 6, 2000, at which time all unpaid principal and
                    accrued but unpaid interest, fees and other charges shall be due and payable.
COMMITMENT
FEE:                $1,000, was paid at closing.  This fee was fully earned
                    at closing and is non-refundable.

SECURED TERM LOAN NO. 3

CREDIT LIMIT:       An amount not to exceed $500,000, in a single advance.

PURPOSE: Borrowers used the proceeds of this Secured Term Loan No. 3 to assist in financing the purchase of Sundstrand Corporation's 49% ownership interest in Borrower by a limited liability company owned by Borrower's management.

INTEREST RATE:      If Borrower's Debt to Tangible Net Worth ratio is greater
                    than 2.00:1.00, the interest rate applicable to the Secured
                    Term Loan No. 3 shall be a rate equal to the

                    "Prime Rate" (as defined above) in effect from time to time, plus 1.75% per annum. If Borrower's Debt to Tangible Net Worth ratio is 2.00:1.00 or less, the interest rate applicable to the Secured Term Loan No. 3 shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.50% per annum Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. Changes in interest rate resulting from changes in Borrower's Debt to Tangible Net Worth ratio shall be effective on the first day of the month following the day on which Silicon receives Borrower's quarterly financial statement and calculation of its Debt to Tangible Net Worth ratio. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

AMORTIZATION:       Borrower shall pay Silicon monthly payments of interest on the last day each month commencing with January, 1998. In addition, Borrower shall pay Silicon on the last day of each month, commencing with January, 1998, the amount necessary to repay fully the amount of the Secured Term Loan No. 3 in 36 equal monthly payments.

MATURITY DATE:      December 17, 2000, at which time all unpaid principal and
                    accrued but unpaid interest, fees and other charges shall be due and payable.

COMMITMENT
FEE: $1,250, was paid at closing. This fee was fully earned at closing and is non-refundable.

SECURED TERM LOAN NO. 4

The Borrower may choose one of the following term loan options:

               A.   RE-FINANCE OF EXISTING LEASE:

CREDIT LIMIT:       An amount not to exceed the lesser of (i) $500,000 at any
                    one time outstanding; or (ii) the amount of the "Equipment
                    Borrowing Base," as defined below. For purposes of this Schedule, the "Equipment Borrowing Base" shall mean 80% of the fair market value ("FMV") of certain equipment subject to an existing lease from Finova Capital. FMV shall be determined by Finova Capital, pursuant to the terms of the lease agreement between Borrower and Finova Capital. This facility may only be drawn in one advance, and Silicon shall have no obligation to make an advance on this facility after January 31, 2000. The Borrower's indebtedness to Silicon with respect to this facility shall be evidenced by this Schedule and the Loan Agreement, not by a separate promissory note unless required by Silicon.

                    Borrower shall not have the right to reborrow any amount on this facility that has been repaid by Borrower. The advance may be requested in writing by Borrower or an authorized person. Silicon may, but need not, require that an oral request be confirmed in writing. The unpaid principal balance owing on this facility at any time may be evidenced by Silicon's internal records, including daily computer print-outs (which Silicon shall provide to Borrower periodically).

PURPOSE: Borrowers shall use the proceeds of this facility to refinance an existing lease from Finova Capital.

INTEREST RATE:      The applicable interest rate shall be either:

                    (a) A floating rate equal to the "Prime Rate" (as defined above) in effect from time to time, plus 1.75% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate; or

                    (b) A fixed rate equivalent to the rate for three-year Treasury bills as of the date of advance, plus 4.00% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed.

                    If Borrower selects the floating rate option, Borrower shall make thirty-six (36) equal monthly payments of principal, plus interest, sufficient to fully amortize the facility in thirty-six (36) months. If Borrower selects the fixed rate option, Borrower shall make thirty-six (36) equal monthly payments, including both principal and interest, sufficient to fully amortize the facility in thirty-six (36) months.

MATURITY DATE:      December         , 2002, at which time all unpaid principal
                    and accrued but unpaid interest, fees and other charges shall be due and payable.

COMMITMENT FEE:     $5,000, payable at closing.  This fee is fully earned at
                    closing and is non-refundable. (Any Commitment Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.).

     ---OR---

               B.   NEW SECURED EQUIPMENT TERM LOAN:

CREDIT LIMIT:       An amount not to exceed the lesser of (i) $500,000 at any
                    one time outstanding; or (ii) the amount of the Equipment
                    Borrowing Base," as defined below.  For purposes of this
                    Schedule, the "Equipment Borrowing Base" shall mean 90% of the invoice value of equipment, software and leasehold
                    improvements purchased by Borrower after
                                           , 2000.  Up to 25% of the amount
                    outstanding under this facility may be used to fund the
                    purchase of software and leasehold improvements.  Silicon
                    shall have no obligation to advance against taxes, freight charges, installation charges or other similar amounts
                    relating to Borrower's equipment, software or leasehold
                    improvements, whether or not such amounts are identified on the invoices submitted to Silicon.  Equipment to be included in the Equipment Borrowing Base must be new equipment, at
                    the time of purchase by Borrower, owned by Borrower, in good working order, must not be subject to any liens in favor of any person or entity other than Silicon, and must be subject to a first priority, perfected security interest in favor of
                    Silicon.  Silicon shall have no obligation to make advances against non-standard equipment, such as tooling and custom equipment.  Silicon shall have no obligation to make
                    advances on this
                    facility after January         , 2001.  Silicon shall make
                    advances under this facility from time to time during the
                    twelve (12) month period between the date of this Agreement
                    and January         , 2001 (the "Draw Period"), based on
                    invoices and other documentation as shall be requested by Silicon to support such advances. The Borrower's indebtedness to Silicon with respect to this facility shall be evidenced by this Schedule and the Loan Agreement, not by a separate promissory note unless required by Silicon.

                    Borrower shall submit to Silicon such invoices, advance requests and other information, in form acceptable to Silicon, as Silicon shall reasonably require from time to time.

                    Once the maximum amount of the principal has been advanced under this facility, Borrower is no longer entitled to further advances on this Loan. Borrower shall not have the right to reborrow any amount on this facility that has been repaid by Borrower. Advances may be requested in writing by Borrower or an authorized person. Silicon may, but need not, require that all oral requests be confirmed in writing. The unpaid principal balance owing on this facility at any time may be evidenced by Silicon's internal records, including daily computer print-outs (which Silicon shall provide to Borrower periodically).

PURPOSE: Borrowers hall use the proceeds of this facility to finance the purchase of new equipment.

INTEREST  RATE:     During the Draw Period, the applicable interest rate shall be the floating rate option below. After the Draw Period, the applicable interest rate shall be either:

                    (a) A floating rate equal to the "Prime Rate" (as defined above) in effect from time to time, plus 1.75% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate; or

                    (b) a fixed rate equivalent to the rate for two-year Treasury bills as of the date of advance, plus 4.00% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed.

                    Borrower shall pay interest only on a monthly basis during the Draw Period. If Borrower selects the floating rate option after the Draw Period, Borrower shall make twenty-four (24) equal monthly payments of principal, plus
                    interest, beginning on January        , 2001, or on the
                    first day of the first full month following that month in which the full $500,000 has been advanced, sufficient to fully amortize the facility in twenty-four (24) months. If Borrower selects the fixed rate option after the Draw Period, Borrower shall make twenty-four (24) equal monthly payments, including both principal and interest, sufficient to fully amortize the facility in twenty-four (24) months.

MATURITY DATE:      December        , 2002, at which time all unpaid principal
                    and accrued but unpaid interest, fees and other charges shall be due and payable.


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

COMMITMENT FEE:     $5,000, payable at closing.  This fee is fully earned at
                    closing and is non-refundable. (Any Commitment Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

PRIOR NAMES OF
BORROWER:           See Exhibit B

TRADE NAMES OF
BORROWER:           See Exhibit B

OTHER LOCATIONS
AND ADDRESSES:      See Exhibit B

MATERIAL ADVERSE
LITIGATION:         See Exhibit B

FINANCIAL
COVENANTS:          The Borrower, exclusive of the results of operations of
                    Advanced Power Technology Europe, S.A. ("APT-Europe"), shall comply with all of the following covenants, all of which shall be determined and measured quarterly in accordance with generally accepted accounting principles, except as otherwise stated below:

TANGIBLE NET
WORTH: Borrower shall at all times maintain a Tangible Net Worth (defined below) of not less than $3,000,000.

DEBT TO TANGIBLE
NET WORTH RATIO:    Borrower shall maintain a ratio of total book liabilities
                    (less the outstanding balance of Secured Term Loan No. 1 and accrued interest thereon, less debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon, and accrued interest thereon, less deferred revenue) to Tangible Net
                    Worth, measured quarterly, of not more than 2.50:1.00.


QUICK RATIO:        Borrower shall maintain a ratio of Quick Assets (defined
                    below) to current liabilities of not less than 0.45:1.00, measured quarterly.

PROFITABILITY:      Borrower shall earn net income of not less than $250,000 for each quarterly period.

DEBT SERVICE
COVERAGE RATIO:     Borrower shall maintain, on an annualized basis, a Debt
                    Service Coverage Ratio of not less than 2.00:1.00.

LOANS OR EQUITY
CONTRIBUTIONS TO
SUBSIDIARY:         Borrower shall limit its loans or equity contributions to
                    its wholly-owned subsidiary, APT-Europe, to a maximum of $1,250,000 plus 25% of any new equity at any one time, measured quarterly.

Page 8 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT

RELEASE OF
GUARANTIES:         Silicon shall release the Continuing Guaranties provided by direct or indirect shareholders of Borrower at such time as the Borrower satisfies all of the criteria described below:

                    (i) Borrower raises a minimum of $2,000,000 in new equity after April 1, 1999;

                    (ii) Borrower achieves a Debt to Tangible Net Worth Ratio of not more than 2.00:1.00;

                    (iii) Borrower achieves a Quick Ratio of not less than
                          0.60:1.00; and

                    (iv) Borrower is able to reduce its reliance on inventory-secured borrowings such that the advance rate against inventory for purposes of the Borrowing Base for the Secured Accounts Receivable Line of Credit may be reduced from 50% to 25%, and the maximum advance against Eligible Inventory may be reduced from $1,250,000 to $500,000.

DEFINITIONS:        "Debt Service Coverage Ratio" means quarterly net book
                    income, plus any loss from APT-Europe, plus depreciation and amortization, less any income from APT-Europe, plus interest, plus taxes (EBITDA) multiplied by four (4), divided by the Current Maturities of Long-Term Debt (CMLTD) plus interest for that quarter multiplied by four (4).

                    "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-I" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (including accounts owing to Borrower's affiliate APT-Europe) net of allowance for doubtful accounts.

                    "Tangible Net Worth" means stockholders' equity plus the outstanding balance of the Secured Term Loan No. 1 and accrued interest thereon, plus debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon, and accrued interest thereon, plus the amount of Borrower's negative equity investment in Borrower's affiliate APT-Europe, less goodwill, patents, capitalized software costs, deferred organizational costs, tradenames, trademarks, and all other assets which would be classified as intangible assets under generally accepted accounting principles, less the note receivable from Tremoliere LLC, less the note receivable from Borrower's affiliate APT-Europe, less the amount of Borrower's positive equity investment in APT-Europe.

OTHER COVENANTS:    Borrower shall at all times comply with all of the following additional covenants:

                    BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                    FINANCIAL STATEMENTS AND REPORTS. The Borrower shall provide Silicon: (a) within 30 days after the end of each month, a monthly financial statement for

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

                    Borrower and APT-Europe (consisting of an income statement and a balance sheet) prepared by the Borrower in accordance with generally accepted accounting principles; (b) within 20 days after the end of each month, an accounts receivable aging report, an inventory report and an accounts payable aging report, in such form as Silicon shall reasonably specify; (c) within 20 days after the end of each month, a Borrowing Base Certificate in the form attached to this Agreement as Exhibit A, as Silicon may reasonably modify such Certificate from time to time, signed by the Chief Financial Officer of the Borrower; (d) within 30 days after the end of each quarter, a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, setting forth calculations showing compliance (at the end of each such calendar month) with the financial covenants set forth on the Schedule, and certifying that throughout such month the Borrower was in full compliance with all other terms and conditions of this Agreement and the Schedule, and providing such other information as Silicon shall reasonably request; and (e) within 90 days following the end of the Borrower's fiscal year, complete annual CPA-audited financial statements, such audit being conducted by independent certified public accountants reasonably acceptable to Silicon, together with an unqualified opinion of such accountants.

CONDITIONS TO
CLOSING: Without in any way limiting the discretionary nature of advances under this Agreement, before requesting any such advance, the Borrower shall satisfy each of the following conditions:

1.  LOAN DOCUMENTS:

                    Silicon shall have received this Agreement, the Schedule, joint and several Continuing Guaranties and such other loan documents as Silicon shall require, each duly executed and delivered by the parties thereto.

2.  DOCUMENTS RELATING
TO AUTHORITY, ETC.:

                    Silicon shall have received each of the following in form and substance satisfactory to it:

                    (a) Certified Copies of the Articles of Incorporation and Bylaws of the Borrower;

                    (b) A Certificate of Good Standing issued by the Secretary of State of the Borrower's state of incorporation and such other states as Silicon may reasonably request with respect to the Borrower;

                    (c) A certified copy of a Resolution adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, and any other documents or certificates to be executed by the Borrower in connection with this transaction; and

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

                      (d) Incumbency Certificates describing the office and
                          identifying the specimen signatures of the individuals signing all such loan documents on behalf of the Borrower.

3.  PERFECTION AND
PRIORITY OF SECURITY: Silicon shall have received evidence satisfactory to it that its security interest in the Collateral has been duly perfected and that such security interest is prior to all other liens, charges, security interests, encumbrances and adverse claims in or to the Collateral other than Permitted Liens, which evidence shall include, without limitation, a certificate from the Oregon Secretary of State showing the due filing and first priority of the UCC Financing Statements to be signed by the Borrower covering the Collateral.

4.  INSURANCE:        Silicon shall have received evidence satisfactory to it
                      that all insurance required by this Agreement is in full force and effect, with loss payee designations and additional insured designations as required by this Agreement.

5.  OTHER INFORMATION:

                      Silicon shall have received such other statements, opinions, certificates, documents and information with respect to matters contemplated by this Agreement as it may reasonably request, all of which must be reasonably acceptable to Silicon.

                      Silicon shall have conducted an examination of the Borrower's books, records, ledgers, journals, and registers, as Silicon may deem necessary, and shall be satisfied with the results of such examination in its sole discretion.


     Silicon and the Borrower agree that the terms of this Schedule supplement the Loan and Security Agreement between Silicon and the Borrower and agree to be bound by the terms of this Schedule.

                              BORROWER:

                              ADVANCED POWER TECHNOLOGY, INC.


                              By:
                                     -------------------------------------
                              Name:
                                     -------------------------------------
                              Title:
                                     -------------------------------------


                              SILICON:

                              SILICON VALLEY BANK


                              By:
                                     -------------------------------------
                              Name:
                                     -------------------------------------
                              Title:
                                     -------------------------------------

Page 11 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                      EXHIBIT A

                         [INSERT BORROWING BASE CERTIFICATE]








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

                                      EXHIBIT B

                              [DISCLOSURES BY BORROWER]















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

                                    EXHIBIT B

          AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                 (EXIM PROGRAM)


Borrower:                  Advanced Power Technology, Inc.

Address:                   405 S.W. Columbia Street
                           Bend, Oregon 97702

Date:                      January ____, 2000


NON-EXIM AGREEMENT;
CROSS-COLLATERALIZATION;
CROSS-DEFAULT:
                           Silicon and the Borrower are parties to that certain other Loan and Security Agreement of even date (the "Non-Exim Agreement"). Both this Agreement and the Non-Exim Agreement shall continue in full force and effect, and all rights and remedies under this Agreement and the Non-Exim Agreement are cumulative. The term "Obligations" as used in this Agreement and in the Non-Exim Agreement shall include without limitation the obligation to pay when due all Loans made pursuant to this Agreement (the "Exim Loans") and all interest thereon and the obligation to pay when due all Loans made pursuant to the Non-Exim Agreement (the "Non-Exim Loans") and all interest thereon. Without limiting the generality of the foregoing, all "Collateral" as defined in this Agreement and as defined in the Non-Exim Agreement shall secure all Exim Loans and all Non-Exim Loans and interest thereon, and all other Obligations. Any Event of Default under this Agreement shall constitute an Event of Default under the Non-Exim Agreement, and any Event of Default under the Non-Exim Agreement shall also constitute an Event of Default under this Agreement. In the event Silicon assigns its rights under this Agreement and/or under any Note evidencing Exim Loans and/or its rights under the Non-Exim Agreement and/or under any Note evidencing Non-Exim Loans, to any third party, including without limitation the Export-Import Bank of the United States ("Exim Bank"), whether before or after the occurrence of any Event of Default, Silicon shall have the right (but not any obligation), in its sole discretion, to allocate and apportion Collateral to the Agreement and/or Note assigned and to specify the priorities of the respective security interests in such Collateral between itself and the assignee, all without notice to or consent of the Borrower.

                           This Agreement is subject to all of the terms and conditions of the Borrower Agreement attached hereto as Exhibit A, and all documents attached to such Borrower Agreement (collectively, the "Exim Documents"), all of which are hereby incorporated herein by this reference. Borrower shall perform all of the obligations and comply with all of the affirmative and negative covenants and all other terms and conditions set forth in the Exim Documents as though such


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         (EXIM PROGRAM)
                           obligations and covenants were expressly set forth herein, and all of which are hereby incorporated herein by this reference. In the event of any conflict between the terms of the Exim Documents and the terms of the Exim Loan Agreement or the Schedule or any related promissory note, whichever terms are more restrictive on Borrower shall apply.

EXPORT LINE OF CREDIT
CREDIT LIMIT:
(Section 1. 1)
EXIM LOANS:                An amount not to exceed the lesser of:

                           (a) $2,000,000 at any one time outstanding; or

                           (b) a total of (i) 90% of the value of Borrower's eligible export receivables, which are eligible for borrowing as provided below, plus (ii) 70% of the value of Borrower's eligible exportable inventory which is eligible for borrowing as provided below, which Silicon in its reasonable discretion deems eligible for borrowing.

                           Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date unless otherwise agreed to in writing by Silicon, accounts subject to any contingencies, accounts billed or payable outside the United States (except for those backed by a letter of credit satisfactory to Silicon), accounts owing from governmental agencies unless otherwise agreed to in writing by Silicon, accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of the Borrower, accounts subject to setoff, recoupment, counterclaim or any other demand by the account debtor. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor shall be deemed ineligible for borrowing.

                           Without limiting the fact that the determination of which inventory is eligible for borrowing is a matter of Silicon's discretion, the following shall not be deemed eligible for borrowing: any inventory other than raw materials, work-in-process and finished goods that are owned by Borrower and located in Bend, Oregon; inventory that is used, obsolete or returned goods; inventory that is stored at a location other than the Borrowers' Address or any location owned, leased or rented by Borrowers and previously identified to Silicon; inventory that is subject to a landlord's lien; and inventory that is not in the possession of the Borrower.

AGREEMENT SUBJECT
TO EXIM GUARANTEE;
COSTS: This Agreement is subject to all of the terms and conditions of the Exim Guarantee (including without limitation the Transaction Attachment thereto and Special Conditions thereto) which are hereby incorporated herein by this reference. Borrower expressly agrees to perform all of the obligations and comply with all of


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         (EXIM PROGRAM)
                           the affirmative and negative covenants and all other terms and conditions set forth in the Exim Guarantee as though the same were expressly set forth herein, and all of the same are hereby incorporated herein by this reference. In the event of any conflict between the terms of the Exim Guarantee and the other terms of this Agreement, whichever terms are more restrictive shall apply. Borrower shall reimburse Silicon for all fees and out of pocket expenses incurred by Silicon with respect to the Exim Guarantee, including without limitation all facility fees and usage fees, and Silicon is authorized to debit Borrower's account with Silicon for such fees, costs and expenses when paid by Silicon.

INTEREST RATE:             If Borrower's Debt to Tangible Net Worth ratio is
                           greater than 2.00:1.00, the interest rate applicable to the Export Line of Credit shall be a rate equal to the "Prime Rate" in effect from time to time, plus
                           1.25% per annum. If Borrower's Debt to Tangible Net
                           Worth ratio is 2.00:1.00 or less, the interest rate applicable to the Export Line of Credit shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.00% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. Changes in interest rate resulting from changes in Borrower's Debt to Tangible Net Worth ratio shall be effective on the first day of the month following the day on which Silicon receives Borrower's quarterly financial statement and calculation of its Debt to Tangible Net
                           Worth ratio. Interest is payable monthly.

                           "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN FEE:                  $30,000, was paid at closing. This fee was fully
                           earned at closing and is non-refundable.

MATURITY DATE:             March 31, 2000, at which time all unpaid principal
                           and accrued but unpaid interest shall be due and payable.

PRIOR NAMES OF
BORROWER:                  See Exhibit B

TRADE NAMES OF
BORROWER:                  See Exhibit B

OTHER LOCATIONS
AND ADDRESSES:             See Exhibit B

MATERIAL ADVERSE
LITIGATION:                See Exhibit B

FINANCIAL
COVENANTS:                 The Borrower, exclusive of the results of operations
                           of Advanced Power Technology Europe, S.A.
                           ("APT-Europe") shall comply with all of the following


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         (EXIM PROGRAM)
                           covenants, all of which shall be determined and measured quarterly in accordance with generally accepted accounting principles, except as otherwise stated below:

TANGIBLE NET
WORTH: Borrower shall at all times maintain a Tangible Net Worth (defined below) of not less than $3,000,000.

DEBT TO TANGIBLE
NET WORTH RATIO:           Borrower shall maintain a ratio of total book
                           liabilities (less the outstanding balance of Secured Term Loan No. 1 and accrued interest thereon, less debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon, and accrued interest thereon, less deferred revenue) to Tangible Net
                           Worth, measured quarterly, of not more than 2.50:1.00.

QUICK RATIO:               Borrower shall maintain a ratio of Quick Assets
                           (defined below) to current liabilities of not less than 0.45:1.00, measured quarterly.

PROFITABILITY:             Borrower shall earn net income of not less than
                           $250,000 for each quarterly period.

DEBT SERVICE
COVERAGE RATIO:            Borrower shall maintain, on an annualized basis, a
                           Debt Service Coverage Ratio of not less than 2.00:1.00.

LOANS OR EQUITY
CONTRIBUTIONS TO
SUBSIDIARY:                Borrower shall limit its loans or equity
                           contributions to its wholly owned subsidiary, APT-Europe, to a maximum of $1,250,000 plus 25% of any new equity at any one time, measured quarterly.

RELEASE OF
GUARANTIES:                Silicon shall release the Continuing Guaranties
                           provided by direct or indirect shareholders of Borrower at such time as the Borrower satisfies all of the criteria described below:

                           (i) Borrower raises a minimum of $2,000,000 in new equity after April 1, 1999;

                           (ii) Borrower achieves a Debt to Tangible Net Worth Ratio of not more than 2.00:1.00;

                           (iii) Borrower achieves a Quick Ratio of not less than 0.60:1.00; and

                           (iv) Borrower is able to reduce its reliance on inventory-secured borrowings such that the advance rate against inventory for purposes of the Borrowing Base for the Secured Accounts Receivable Line of Credit may be reduced from 50% to 25%, and the maximum advance against Eligible Inventory may be reduced from $1,250,000 to $500,000.

DEFINITIONS:               "Debt Service Coverage Ratio" means quarterly net
                           book income, plus any loss from APT-Europe, plus depreciation and amortization, less any income from APT-



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         (EXIM PROGRAM)

                           Europe, plus interest, plus taxes (EBITDA) multiplied by four (4), divided by the Current Maturities of Long-Term Debt (CMLTD) plus interest for that quarter multiplied by four (4).

                           "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-I" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (including accounts owing to Borrower's affiliate of APT-Europe) net of allowance for doubtful accounts.

                           "Tangible Net Worth" means stockholders' equity plus the outstanding balance of the Secured Term Loan No. 1 and accrued interest thereon, plus debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon, and accrued interest thereon, plus the amount of Borrower's negative equity investment in Borrower's affiliate APT-Europe, less goodwill, patents, capitalized software costs, deferred organizational costs, tradenames, trademarks, and all other assets which would be classified as intangible assets under generally accepted accounting principles, less the note receivable from Tremoliere LLC, less the note receivable from Borrower's affiliate APT-Europe, less the amount of Borrower's positive equity investment in APT-Europe.

OTHER COVENANTS:           Borrower shall at all times comply with all of the
                           following additional covenants:

                           BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                           EXIM BANK REQUIREMENTS. Borrower shall at all times conform the rules and regulations of the Export-Import Bank of the United States.

                           FINANCIAL STATEMENTS AND REPORTS. The Borrower shall provide Silicon: (a) within 30 days after the end of each month, a monthly financial statement for Borrower and APT-Europe (consisting of an income statement and a balance sheet) prepared by the Borrower in accordance with generally accepted accounting principles; (b) within 20 days after the end of each month, an accounts receivable aging report, an inventory report and an accounts payable aging report, in such form as Silicon shall reasonably specify; (c) within 20 days after the end of each month, a Borrowing Base Certificate in the form attached to this Agreement as Exhibit A, as Silicon may reasonably modify such Certificate from time to time, signed by the Chief Financial Officer of the Borrower; (d) within 30 days after the end of each quarter, a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, setting forth calculations showing compliance (at the end of each such calendar month) with the financial covenants set forth on the Schedule, and certifying that throughout such month the Borrower was in full compliance with all other terms and conditions of this Agreement and the Schedule, and providing such other information as Silicon shall reasonably request; and (e) within 90 days following the end of the Borrower's fiscal year, complete annual CPA-audited financial statements, such audit being conducted by independent certified public accountants


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         (EXIM PROGRAM)
                           reasonably acceptable to Silicon, together with an unqualified opinion of such accountants.

CONDITIONS TO
CLOSING: Without in any way limiting the discretionary nature of advances under this Agreement, before requesting any such advance, the Borrower shall satisfy each of the following conditions:

1.  LOAN DOCUMENTS:
                           Silicon shall have received this Agreement, the Schedule, joint and several Continuing Guaranties, and such other loan documents as Silicon shall require, each duly executed and delivered by the parties thereto.

2.  DOCUMENTS RELATING
TO AUTHORITY, ETC.:

                           Silicon shall have received each of the following in form and substance satisfactory to it:

                           (a)      Certified Copies of the Articles of
                                    Incorporation and Bylaws of the Borrower;

                           (b) A Certificate of Good Standing issued by the Secretary of State of the Borrower's state of incorporation and such other states as Silicon may reasonably request with respect to the Borrower;

                           (c) A certified copy of a Resolution adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, and any other documents or certificates to be executed by the Borrower in connection with this transaction; and

                           (d) Incumbency Certificates describing the office and identifying the specimen signatures of the individuals signing all such loan documents on behalf of the Borrower.

3.  PERFECTION AND
PRIORITY OF SECURITY:      Silicon shall have received evidence satisfactory
                           to it that its security interest in the Collateral has been duly perfected and that such security interest is prior to all other liens, charges, security interests, encumbrances and adverse claims in or to the Collateral other than Permitted Liens, which evidence shall include, without limitation, a certificate from the Oregon Secretary of State showing the due filing and first priority of the UCC Financing Statements to be signed by the Borrower covering the Collateral.

4.  INSURANCE:             Silicon shall have received evidence satisfactory to
                           it that all insurance required by this Agreement is in full force and effect, with loss payee designations and additional insured designations as required by this Agreement.


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         (EXIM PROGRAM)

5.  OTHER INFORMATION:

                           Silicon shall have received such other statements, opinions, certificates, documents and information with respect to matters contemplated by this Agreement as it may reasonably request, all of which must be acceptable to Silicon.

                           Silicon shall have conducted an examination of the Borrower's books, records, ledgers, journals, and registers, as Silicon may deem necessary, and shall be satisfied with the results of such examination in its sole discretion.

                           Exim Bank shall have agreed to guarantee payment of ninety percent (90%) of the Loan and all interest accrued thereon, subject to the terms of a master guarantee agreement between Exim Bank and Silicon.


         Silicon and the Borrower agree that the terms of this Schedule supplement the Loan and Security Agreement between Silicon and the Borrower and agree to be bound by the terms of this Schedule.

                                 BORROWER:

                                 ADVANCED POWER TECHNOLOGY, INC.


                                 By:
                                        --------------------------------------
                                 Name:
                                        --------------------------------------
                                 Title:
                                        --------------------------------------


                                 SILICON:

                                 SILICON VALLEY BANK


                                 By:
                                        --------------------------------------
                                 Name:
                                        --------------------------------------
                                 Title:
                                        --------------------------------------


Page 7 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT
         (EXIM PROGRAM)

                                    EXHIBIT A

                        [INSERT EXIM BORROWER AGREEMENT]






















Page 8 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT
         (EXIM PROGRAM)

                                    EXHIBIT B

                          [INSERT BORROWER DISCLOSURES]























Page 9 - AMENDED AND RESTATED SCHEDULE TO LOAN AND SECURITY AGREEMENT
         (EXIM PROGRAM)

                           LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement is entered into as of April 7, 2000 by and between Advanced Power Technology, Inc. ("Borrower") and Silicon Valley Bank ("Silicon") whose address is 3003 Tasman Drive, Santa Clara, CA 95054.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Silicon, Borrower is indebted to Silicon pursuant to, among other documents, a Loan and Security Agreement, dated September 6, 1995, together with any and all Schedules attached thereto, as amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Secured Accounts Receivable Line of Credit in the original principal amount of Two Million Five Hundred Dollars ($2,500,000) (the "Line of Credit"). The Loan Agreement has been modified pursuant to among other documents, an Amended and Restate Schedule to Loan and Security Agreement dated December 18, 1997, which the Line of Credit was increased to Three Million Dollars ($3,000,000). Additionally, Borrower is indebted to Silicon pursuant to, among other documents, a Loan and Security Agreement (and Schedules thereto), dated September 6, 1995, as may be amended from time to time (the "Exim Loan Agreement"). The Exim Loan Agreement provided for, among other things, an Export Line of Credit in the original principal amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) (the "Exim Line of Credit"). The Exim Loan Agreement has been modified pursuant to among other documents, an Amended and Restated Schedule to Loan and Security Agreement, dated April 1, 1999, which the Exim Line of Credit was increased to Two Million Dollars ($2,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement and the Exim Loan Agreement, respectively.

Hereinafter, all indebtedness owing by Borrower to Silicon shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by, among other things, the Collateral as described in the Loan Agreement. In addition, repayment of the Indebtedness is guaranteed by Advanced Energy Industries, Inc., Russell J. Crecraft, Marla K. Crecraft, John I. Hess, Kimberly A. Hess, Patrick P. Sireta, Dah-Wen D. Tsang, Yvonne S. Tsang, Thomas
A. Loder, Patricia D. Loder, Greg M. Haugen and Bettina Haugen (each a "Guarantor"), pursuant to 1 Amended and Restated Guaranty and Subordination Agreement (executed by Advanced Energy Industries, Inc. and guaranteeing only the Indebtedness under the Secured Term Loan No. 1) and 6 Continuing Guaranty agreement (each a "Guaranty")

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A.       MODIFICATION(S) TO LOAN AGREEMENT.

                  1. The "Secured Accounts Receivable Line of Credit" in the Amended and Restated Schedule to Loan and Security Agreement, dated January, 6, 2000, is hereby amended in part as follows:

                           (A) The first 3 paragraphs under the term "Credit Limit" are amended to read as follows:

                           An amount not to exceed the lesser of (i) $3,500,000 at any one time outstanding; or (ii) the amount of the "Borrowing Base", as defined below:

                           For purposes of this Schedule, the "Borrowing Base" shall mean the sum of (i) 80% of the Net Amount of Borrower's eligible accounts receivable, plus (ii) 50% of Borrower's "Eligible Inventory" (as defined below), up to a maximum advance of $875,000 against Eligible Inventory. Notwithstanding the foregoing, effective July 1, 2000, item "(ii)" of the preceding paragraph shall read as 25% of Borrower's "Eligible Inventory" (as defined below), up to a maximum advance of $500,000 against Eligible Inventory. "Net Amount" means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed. Borrower's "Eligible Inventory" means the Borrower's inventory held for sale in the United States or Canada, valued at the lower of wholesale cost or market value, which Silicon in its reasonable discretion deems eligible for borrowing.

                           The amount of all letters of credit issued by Silicon at the request of the Borrower shall reduce, dollar for dollar, the amount otherwise available to be borrowed under the Borrowing Base formula described above.

                           (B) The item entitled "Maturity Date" under the term "Credit Limit" is amended to read as follows:

                           May 31, 2001, at which time all unpaid principal and accrued but unpaid interest shall be due and payable.

                  2. The item entitled "Maturity Date" under the term "Credit Limit" under "Secured Term Loan No. 1" in the Amended and Restated Schedule to Loan and Security Agreement, dated January, 6, 2000, amended to read as follows:

                           Borrower will pay 6 equal installments of principal (each principal payment to be equal to 1/48th of the outstanding principal balance of the Secured Term Loan No. 1 as of the date of this Loan Modification Agreement) plus Interest (the "Secured Term Loan No. 1 Payment"). Each Secured Term Loan No. 1 Payment is payable on the last day of each month during the term of the loan. Borrower's final Secured Term Loan No. 1 Payment, due on September 30, 2000, includes all outstanding Secured Term Loan No. 1 principal and accrued but unpaid interest.

          B.      MODIFICATION(S) TO EXIM LOAN AGREEMENT.

                  1. Item "(a)" under the Section entitled "Export Line of Credit, Credit Limit (Section 1.1) Exim Loans" in the "Amended and Restated Schedule to Loan and Security Agreement (Exim Program)" is hereby amended to read as follows:

                           (a) $2,500,000 at any one time outstanding; or

                  2. The item entitled "Maturity Date" under the Section entitled "Export Line of Credit, Credit Limit (Section 1.1) Exim Loans" in the "Amended and Restated Schedule to Loan and Security Agreement (Exim Program)" is hereby amended to read as follows:

                           May 31, 2001, at which time all unpaid principal and accrued but unpaid interest shall be due and payable.

         C.       MODIFICATION(S) TO LOAN AGREEMENT AND  EXIM LOAN AGREEMENT.

                  1. The "Financial Covenants" Section entitled "Tangible Net Worth" is hereby amended to read as follows:

                           Borrower shall at all times maintain a Tangible Net Worth (defined below) of not less than $3,500,000, on a quarterly basis.

                  2. The Section entitled "Debt to Tangible Net Worth Ratio" is hereby amended to read as follows:

                           Borrower shall maintain a ratio of total book liabilities (less the outstanding balance of Secured Term Loan No. 1 and accrued interest thereon, less debt, if any, that has been subordinated to the Loans in a written subordination agreement on terms satisfactory to Silicon, and accrued interest thereon, less deferred revenue) to Tangible Net Worth, measured quarterly, of not more than 2.25 to 1.00, decreasing to 2.00 to 1.00 beginning with the quarter ending December 31, 2000 and quarterly thereafter.

                  3. The Section entitled "Quick Ratio" is hereby amended to read as follows:

                           Borrower shall maintain a ratio of Quick Assets (defined below) to current liabilities (excluding the current portion of long term debt of Secured Term Loan No. 1) of not less than 0.50 to 1.00, measured quarterly.

                  4. The Section entitled "Profitability" is hereby deleted.

                  5. The Section entitled "Loans or Equity Contributions to Subsidiary" is hereby amended to read as follows:

                           Borrower shall limit its loans or equity contributions to its wholly-owned subsidiary, APT-Europe, to a maximum of $375,000 plus 25% of any new equity at any one time, measured quarterly.

                  6. The following Section is hereby incorporated under "Financial Covenants":

                           Maximum Loans to Tremoliere LLC. Borrower shall limit its loans to Tremoliere to a maximum of $4,500,000 at any one time, measured quarterly.

                  7. The defined term "Debt Service Coverage Ratio" is hereby amended to read as follows:

                           "Debt Service Coverage Ratio" means quarterly net book income, plus any loss from APT-Europe, plus depreciation and amortization, less any income from APT-Europe, plus interest, plus taxes (EBITDA) multiplied by four (4), divided by the sum of Current Maturities of Long Term Debt (CMLTD) (excluding CMLTD associated with the Secured Term Loan No. 1) plus the interest for that quarter including interest under the Secured Term Loan No. 1, multiplied by four (4).

                  8. Borrower's fiscal year end complete annual CPA-audited financial statements shall be due within 120 (rather than 90) days after the end of each fiscal year end.

         D.       MODIFICATION(S) TO GUARANTY.

                  1. Notwithstanding the terms and conditions contained in each Guaranty, each Guarantor shall deliver to Silicon complete and current financial statements as requested and tax returns within 15 days of filing and such other financial information about Guarantor as Silicon may reasonably request.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Silicon a fee in the amount of Nine Thousand Four Hundred Eighty Dollars ($9,480) (the "Domestic Loan Fee") plus Forty Thousand Six Hundred Twenty Five Dollars ($40,625) (the "Exim Loan Fee") (collectively, the "Loan Fee") plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Silicon is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Silicon's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Silicon to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Silicon in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon Borrower's payment of the Loan Fee.

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                    SILICON:

ADVANCED POWER TECHNOLOGY, INC.              SILICON VALLEY BANK

By:                                          By:
   -----------------------------                ------------------------------
Name:                                        Name:
     ---------------------------                  ----------------------------
Title:                                       Title:
      --------------------------                   ---------------------------

The undersigned hereby consent to the modifications to the Indebtedness pursuant to this Loan Modification Agreement, hereby ratify all the provisions of the GUARANTY and confirms that all provisions of that document are in full force and effect.

GUARANTOR:
Advanced Energy Industries, Inc.

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


----------------------------------
Russell J. Crecraft

----------------------------------
Marla K. Crecraft

----------------------------------
John I. Hess

----------------------------------
Kimberly A. Hess

----------------------------------
Patrick P. Sireta

----------------------------------
Dah-Wen D. Tsang

----------------------------------
Yvonne S. Tsang

----------------------------------
Thomas A. Loder

----------------------------------
Patricia D. Loder

----------------------------------
Greg M. Haugen

----------------------------------
Bettina Haugen

[LOGO]
                               SILICON VALLEY BANK


                       PRO FORMA INVOICE FOR LOAN CHARGES



BORROWER:                  ADVANCE POWER TECHNOLOGY, INC.


LOAN OFFICER:              RON SHERMAN

DATE:                      APRIL 7, 2000

                           DOMESTIC LINE OF CREDIT            $9,480.00
                           EXIM LINE OF CREDIT                40,625.00
                           DOCUMENTATION FEE                     750.00

                           TOTAL FEE DUE                     $50,855.00
                           -------------                     ==========



PLEASE INDICATE THE METHOD OF PAYMENT:

         {   }   A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

         {   }   DEBIT DDA # __________________ FOR THE TOTAL AMOUNT.

         {   }   LOAN PROCEEDS





-------------------------------               ----------------------------
                         (DATE)                                     (DATE)


-------------------------------
SILICON VALLEY BANK      (DATE)
ACCOUNT OFFICER'S SIGNATURE